UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California			90017-5439
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)
Copies to: Karin Jagel Flynn, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
(Counsel for the registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2015

Date of reporting period:	July 1, 2014 – June 30, 2015

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2015

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	3
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	19
MID-CAP VALUE FUND	21
SMALL CAP VALUE FUND	24
SMALL CAP DIVERSIFIED VALUE FUND	27
GLOBAL VALUE FUND	34
VALUE OPPORTUNITIES FUND	37
CAPITAL INCOME FUND	41
HIGH YIELD FUND	50
STATEMENTS OF ASSETS & LIABILITIES	58
STATEMENTS OF OPERATIONS	60
STATEMENTS OF CHANGES IN NET ASSETS	62
FINANCIAL HIGHLIGHTS	67
NOTES TO THE FINANCIAL STATEMENTS	72
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84
FUND EXPENSE EXAMPLES	85
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	87
MANAGEMENT	91
PRIVACY POLICY	92
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis & Wiley Funds for the twelve-month period ended June 30, 2015.

OVERVIEW

Economic improvement and corporate earnings growth have supported the rise in both equity and high yield markets, although economic perils in Europe have re-emerged as an important concern that is giving investors pause. While it appears as though Greece will remain in the Eurozone for now, the primary risk for investors is the possibility that a larger European economy (e.g., Italy, Spain) may find itself in a similar situation in the future, which could trigger global economic turmoil. Thus far, the market appears to perceive the Greece situation as largely contained — government bond spreads for other European periphery countries have remained relatively tight versus the German Bund. Nonetheless, we are monitoring the situation closely and are confident that we are not bearing unnecessary risk across our Funds.

In equity markets, value stocks have lagged considerably over the past twelve months. Typically, such environments present a headwind for our value-focused investment philosophy but we have managed to navigate the past twelve months satisfactorily considering the circumstances. Naturally, however, we would welcome a value tailwind. Our experience has taught us that this will emerge in due course. In recent years, strengthened corporate balance sheets, robust earnings growth, and an improved economic backdrop have supported the strong rise in U.S. stock prices. In our view, the broad equity market's valuation appears about average — neither exceptionally attractive nor dramatically overextended. Fortunately, we have been able to identify pockets of attractive valuation across market caps and geographies.

Interest rates fell over the final six months of 2014 before rising over the first six months of 2015. Rates rose a fair amount in the most recent quarter, particularly on the long end, steepening the yield curve in a notable fashion for the first time since late 2013. We have long contended that the high yield market is more sensitive to changes in the credit environment than changes in the interest rate environment; high yield's flat return in the most recent quarter is much more tolerable considering the 10-Year Treasury note sold off by –3% and the 30-Year Treasury bond sold off by –10%. Default activity remains subdued as the par-weighted default rate ended the period at 1.9%, half the historical median of 3.8% (1986-current). The yield-to-worst on the high yield market, represented by the BofA Merrill Lynch US High Yield Index, closed at 6.5% and spreads closed at 490 basis points — we believe both are reasonable levels given current market conditions and much more compelling than other fixed income alternatives.

From a historical context, the broad equity and high yield markets appear reasonably valued. In both markets, however, we have been able to identify selective opportunities and are optimistic as we look forward. We have learned from experience that an acute focus on risk controls is particularly important in such environments, and the positioning of our Funds exemplifies this mentality.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 5.30% for the twelve-month period ended June 30, 2015, compared to the Russell 1000® Value Index return of 4.13%.

Positive stock selection in financials was the largest driver of outperformance over the past year. An underweight position in energy and an overweight position in consumer discretionary also helped relative performance. Target, Anthem, and AIG were the largest individual performance contributors over the twelve-month period. Stock selection in energy was the largest detractor from performance, followed by stock selection in utilities and consumer staples. Cobalt International Energy, Royal Dutch Shell, and Murphy Oil were the largest individual performance detractors over the twelve-month period.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 5.17% for the twelve-month period ended June 30, 2015, compared to the Russell 1000® Value Index return of 4.13%.

The primary contributor to the Fund's outperformance over the twelve-month period was positive stock selection in financials. The Fund's positions in banks and insurance both outperformed. The underweight position in energy, which was the index's worst-performing sector by a large margin, also helped relative performance. The largest individual contributors were Target, Anthem, and UnitedHealth Group. On the negative side, stock selection in energy detracted from performance over the twelve-month period while stock selection in utilities and consumer staples were more modest performance detractors. The largest individual performance detractors were Murphy Oil, Royal Dutch Shell, and Marathon Oil.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of –0.70% for the twelve-month period ended June 30, 2015, compared to the Russell Midcap® Value Index return of 3.67%.

All of the Fund's underperformance can be attributed to unfavorable sector allocation as the overweight in energy and the underweight in health care hurt performance. Energy was the worst-performing sector by a considerable margin and health care was the best-performing sector by a considerable margin. Stock selection in industrials was a more modest performance detractor over the period. On the positive side, favorable stock selection in financials, consumer staples, and consumer discretionary helped relative performance. The overweight in consumer discretionary was also beneficial. Comstock Resources, Cobalt International Energy, and Ophir Energy were the largest individual detractors over the period while Kohl's, Staples, and ON Semiconductor were the largest individual contributors over the period.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 4.64% for the twelve-month period ended June 30, 2015, compared to the Russell 2000® Value Index return of 0.78%.

Positive stock selection drove more than 90% of the outperformance over the twelve-month period. Positive stock selection in financials, industrials, and energy were particularly strong. The top individual contributors were Matson, Masonite International, and First Horizon

National. Stock selection in utilities and information technology, along with an underweight position in financials, detracted from relative performance over the period. The top individual detractors were Con-way, Noranda Aluminum, and NRG Energy.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 2.93% for the twelve-month period ended June 30, 2015, compared to the Russell 2000® Value Index return of 0.78%.

All of the Fund's outperformance over the twelve-month period was due to positive stock selection. Stock selection was positive or neutral in 9 of the 10 global industry classification standards (GICS)® sectors, and was particularly strong in financials, energy, and industrials. The Fund's energy positions declined over the period but held up better than the index's energy positions. The Fund's process gravitates toward companies with less financial leverage, which led to the avoidance of some of the worst-performing energy stocks. An underweight allocation to financials and health care hurt performance as these were among the best-performing sectors in the small cap market. Stock selection in health care was also a modest detractor.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of –1.98% for the twelve-month period ended June 30, 2015, compared to the Russell Developed Index return of 2.02%.

Stock selection in information technology, consumer staples, and energy were the largest performance detractors over the twelve-month period. The largest individual detractors were Danieli, Ophir Energy, and Rockhopper Exploration. The Fund was overweight Western Europe, particularly the United Kingdom, which also hurt relative returns over the period — both the Pound Sterling and the Euro weakened considerably relative to the U.S. Dollar. Positive stock selection in financials and consumer discretionary, along with an underweight allocation to materials helped relative performance. The largest individual contributors were UnitedHealth Group, Direct Line Insurance, and Target.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 6.75% for the twelve-month period ended June 30, 2015, compared to the S&P 500® Index return of 7.42%.

Security selection in industrials, health care, and information technology detracted from relative performance over the twelve-month period. An underweight allocation to health care, which was the best-performing sector over the period, also detracted from relative performance. The Fund's exposure to non-U.S. securities hurt as the U.S. Dollar appreciated relative to other major currencies over the year, but roughly 75% of the currency exposure was hedged muting the effect considerably. On the positive side, favorable security selection in consumer staples, consumer discretionary, and materials helped relative performance. The largest individual contributors were Thorntons PLC, Masonite International, and McDermott International bonds; the largest individual detractors were Danieli, KSB, and Cobalt International Energy.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of 0.69% for the twelve-month period ended June 30, 2015, compared to the 50/50 blended benchmark of the S&P 500® Index and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 4.82%.

The Fund's average equity weight over the twelve-month period was 57% versus a long-term target of 50%, which helped relative performance as equities outperformed high yield bonds. High yield bonds underperformed investment grade bonds over the period, however, which hurt performance relative to the 50/50 blended benchmark.

The equity portion of the Fund underperformed the S&P 500® Index return of 7.42% over the twelve-month period, as high dividend yielding companies generally lagged the overall market. Stock selections in health care, energy, and consumer staples were the notable performance detractors over the period. The largest individual detractors were Royal Dutch Shell, Total, and GlaxoSmithKline. Positive security selections in financials, industrials, and telecommunication services were the largest contributors to relative performance over the period. The largest individual contributors were Target, Eli Lilly, and JPMorgan Chase.

The fixed income portion of the Fund underperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 2.03% over the twelve-month period as high yield bonds lagged investment grade bonds. The Fund lagged by a small margin to the BofA Merrill Lynch BB-B US High Yield Constrained Index due to credit selection in energy and consumer goods. On the positive side, credit selection in basic industry and banking helped relative performance.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of –0.26% for the twelve-month period ended June 30, 2015, compared to the BofA Merrill Lynch BB-B US High Yield Constrained Index return of 0.70%.

Credit selection in energy and consumer goods along with an overweight allocation to basic industry credits were the primary causes of underperformance over the twelve-month period. The Fund is also underweight BB-rated credits and overweight B-rated credits relative to the benchmark, which also hurt performance over the period. Positive credit selection in basic industry, banking, and telecommunications helped relative performance over the period. A small overweight in automotive and technology credits also benefited relative performance marginally.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Scott McBride Fund Manager	Judd Peters Fund Manager

Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager	Richard Mak Fund Manager	Ryan Thomes Fund Manager

Past performance does not guarantee future results.

The above reflects opinions of Fund managers as of June 30, 2015. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Fund holdings are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of June 30, 2015. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor's, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Earnings growth is not representative of any Fund's future performance.

A basis point is one hundredth of one percent (0.01%).

Spread is the percentage point difference between yields of various classes of bonds compared to Treasury bonds.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch US High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2015	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	5.30%	16.80%	5.41%	7.02%
Class A
Average annual total return (with sales charge)	–0.46%	15.29%	4.58%	6.23%
Average annual total return (without sales charge)	5.07%	16.53%	5.14%	6.75%
Class C
Average annual total return (with CDSC)	3.27%	15.63%	4.39%	5.98%
Average annual total return (without CDSC)	4.27%	15.63%	4.39%	5.98%
S&P 500® Index††
Average annual total return	7.42%	17.34%	7.89%	8.21%
Russell 1000® Index††
Average annual total return	7.37%	17.58%	8.13%	8.60%
Russell 1000® Value Index††
Average annual total return	4.13%	16.50%	7.05%	7.85%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2015	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	5.17%	17.53%	5.04%	9.23%
Class A
Average annual total return (with sales charge)	–0.63%	15.98%	4.19%	8.77%
Average annual total return (without sales charge)	4.89%	17.23%	4.76%	8.98%
Class C
Average annual total return (with CDSC)	3.10%	16.36%	4.03%	8.16%
Average annual total return (without CDSC)	4.10%	16.36%	4.03%	8.16%
Class R
Average annual total return	4.64%	16.94%	4.50%	8.70%
S&P 500® Index††
Average annual total return	7.42%	17.34%	7.89%	9.48%
Russell 1000® Index††
Average annual total return	7.37%	17.58%	8.13%	9.64%
Russell 1000® Value Index††
Average annual total return	4.13%	16.50%	7.05%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2015	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	–0.70%	20.12%	8.76%	13.18%
Class A
Average annual total return (with sales charge)	–6.13%	18.53%	7.90%	12.57%
Average annual total return (without sales charge)	–0.93%	19.82%	8.49%	12.90%
Class C
Average annual total return (with CDSC)	–2.69%	18.92%	7.76%	12.09%
Average annual total return (without CDSC)	–1.69%	18.92%	7.76%	12.09%
Class R
Average annual total return	–1.21%	19.53%	8.22%	12.70%
Russell Midcap® Index††
Average annual total return	6.63%	18.23%	9.40%	10.42%
Russell Midcap® Value Index††
Average annual total return	3.67%	17.73%	8.89%	10.77%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2015	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	4.64%	19.55%	7.94%	12.19%
Class A
Average annual total return (with sales charge)	–1.11%	17.97%	7.09%	11.73%
Average annual total return (without sales charge)	4.37%	19.25%	7.67%	11.94%
Class C
Average annual total return (with CDSC)	2.60%	18.37%	6.97%	11.13%
Average annual total return (without CDSC)	3.60%	18.37%	6.97%	11.13%
Russell 2000® Index††
Average annual total return	6.49%	17.08%	8.40%	10.02%
Russell 2000® Value Index††
Average annual total return	0.78%	14.81%	6.87%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Period ended June 30, 2015	Since 6/30/14*
Class I
Average annual total return	2.93%
Class A
Average annual total return (with sales charge)	–2.64%
Average annual total return (without sales charge)	2.71%
Russell 2000® Index††
Average annual total return	6.49%
Russell 2000® Value Index††
Average annual total return	0.78%

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2015	1 Year	Since 12/31/12*
Class I
Average annual total return	–1.98%	15.05%
Class A
Average annual total return (with sales charge)	–7.38%	12.32%
Average annual total return (without sales charge)	–2.22%	14.75%
Russell Developed Index††
Average annual total return	2.02%	14.29%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2015	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	6.75%	20.39%	9.37%	13.78%
Class A
Average annual total return (with sales charge)	0.86%	18.79%	8.51%	13.07%
Average annual total return (without sales charge)	6.47%	20.08%	9.10%	13.56%
Class C
Average annual total return (with CDSC)	4.65%	19.18%	8.34%	12.69%
Average annual total return (without CDSC)	5.65%	19.18%	8.34%	12.69%
S&P 500® Index††
Average annual total return	7.42%	17.34%	7.89%	9.26%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2015	1 Year	Since 12/31/10*
Class I
Average annual total return	0.69%	11.47%
Class A
Average annual total return (with sales charge)	–4.05%	10.69%
Average annual total return (without sales charge)	0.73%	11.90%
S&P 500® Index††
Average annual total return	7.42%	14.02%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	2.03%	3.54%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2015	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	–0.26%	9.31%	13.29%
Class A
Average annual total return (with sales charge)	–4.28%	8.16%	12.19%
Average annual total return (without sales charge)	–0.54%	8.99%	12.88%
Class C
Average annual total return (with CDSC)	–2.25%	8.19%	12.14%
Average annual total return (without CDSC)	–1.25%	8.19%	12.14%
BofA Merrill Lynch BB-B US High Yield Constrained Index††
Average annual total return	0.70%	8.32%	12.95%

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception dates: Class A — 5/29/09; Class C — 12/31/12.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund may impose a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.58%
Citigroup, Inc.	4.26%
Bank of America Corp.	4.04%
JPMorgan Chase & Company	3.57%
Microsoft Corp.	2.96%
Oracle Corp.	2.94%
Marathon Oil Corp.	2.76%
Corning, Inc.	2.64%
Sanofi	2.53%
Vodafone Group PLC	2.51%
COMMON STOCKS — 98.96%	Shares Held	Value
CONSUMER DISCRETIONARY — 15.09% Auto Components — 2.21%
Johnson Controls, Inc.	240,300	$11,902,059
Automobiles — 4.14%
General Motors Company	331,900	11,062,227
Harley-Davidson, Inc.	50,700	2,856,945
Honda Motor Company Ltd. — ADR	258,900	8,388,360
		22,307,532
Hotels, Restaurants & Leisure — 0.53%
Carnival Corp.	58,300	2,879,437
Media — 4.49%
Comcast Corp.	188,800	11,316,672
Discovery Communications, Inc. (a)	169,900	5,650,874
The Interpublic Group of Companies, Inc.	244,900	4,719,223
Omnicom Group, Inc.	35,800	2,487,742
		24,174,511
Multiline Retail — 1.75%
Nordstrom, Inc.	55,000	4,097,500
Target Corp.	65,300	5,330,439
		9,427,939
Specialty Retail — 1.97%
Bed Bath & Beyond, Inc. (a)	115,900	7,994,782
Lowe's Companies, Inc.	39,200	2,625,224
		10,620,006
TOTAL CONSUMER DISCRETIONARY		81,311,484
CONSUMER STAPLES — 2.78% Food & Staples Retailing — 1.10%
Wal-Mart Stores, Inc.	83,300	5,908,469
Food Products — 1.22%
Bunge Ltd.	33,800	2,967,640
Kellogg Company	58,000	3,636,600
		6,604,240
	Shares Held	Value
Tobacco — 0.46%
Philip Morris International, Inc.	31,200	$2,501,304
TOTAL CONSUMER STAPLES		15,014,013
ENERGY — 8.93% Oil, Gas & Consumable Fuels — 8.93%
Cobalt International Energy, Inc. (a)	1,242,200	12,061,762
Kosmos Energy Ltd. (a)	324,600	2,736,378
Marathon Oil Corp.	561,500	14,902,210
Murphy Oil Corp.	193,100	8,027,167
Royal Dutch Shell PLC — ADR	182,120	10,382,661
TOTAL ENERGY		48,110,178
FINANCIALS — 28.79% Banks — 15.72%
Bank of America Corp.	1,280,622	21,796,187
Citigroup, Inc.	415,474	22,950,784
Citizens Financial Group, Inc.	292,500	7,988,175
JPMorgan Chase & Company	284,000	19,243,840
SunTrust Banks, Inc.	163,700	7,042,374
Wells Fargo & Company	101,134	5,687,776
		84,709,136
Capital Markets — 2.80%
The Bank of New York Mellon Corp.	65,100	2,732,247
The Goldman Sachs Group, Inc.	26,100	5,449,419
Morgan Stanley	75,500	2,928,645
State Street Corp.	52,100	4,011,700
		15,122,011
Consumer Finance — 1.89%
Capital One Financial Corp.	116,000	10,204,520

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Insurance — 8.38%
The Allstate Corp.	58,400	$3,788,408
American International Group, Inc.	399,100	24,672,362
The Chubb Corp.	84,700	8,058,358
Unum Group	241,500	8,633,625
		45,152,753
TOTAL FINANCIALS		155,188,420
HEALTH CARE — 13.03% Health Care Equipment & Supplies — 2.46%
Medtronic PLC	145,282	10,765,396
Zimmer Biomet Holdings, Inc.	22,800	2,490,444
		13,255,840
Health Care Providers & Services — 4.30%
Anthem, Inc.	33,700	5,531,518
Express Scripts Holding Company (a)	81,500	7,248,610
Humana, Inc.	25,600	4,896,768
UnitedHealth Group, Inc.	44,800	5,465,600
		23,142,496
Pharmaceuticals — 6.27%
Eli Lilly & Company	98,200	8,198,718
GlaxoSmithKline PLC — ADR	287,500	11,974,375
Sanofi — ADR	275,300	13,635,609
		33,808,702
TOTAL HEALTH CARE		70,207,038
INDUSTRIALS — 9.35% Aerospace & Defense — 2.63%
The Boeing Company	44,400	6,159,168
Embraer SA — ADR	85,200	2,580,708
Rockwell Collins, Inc.	58,800	5,430,180
		14,170,056
Industrial Conglomerates — 0.45%
Koninklijke Philips NV	95,100	2,421,246
Machinery — 6.27%
CNH Industrial NV (c)	845,000	7,841,600
Cummins, Inc.	81,900	10,744,461
PACCAR, Inc.	72,700	4,638,987
Parker-Hannifin Corp.	55,900	6,502,847
Stanley Black & Decker, Inc.	39,000	4,104,360
		33,832,255
TOTAL INDUSTRIALS		50,423,557
INFORMATION TECHNOLOGY — 13.42% Communications Equipment — 1.42%
Telefonaktiebolaget LM Ericsson — ADR	734,100	7,664,004
	Shares Held	Value
Electronic Equipment, Instruments & Components — 2.64%
Corning, Inc.	721,400	$14,233,222
IT Services — 1.60%
International Business Machines Corp.	37,000	6,018,420
Teradata Corp. (a)	70,600	2,612,200
		8,630,620
Semiconductors & Semiconductor Equipment — 0.45%
Texas Instruments, Inc.	46,600	2,400,366
Software — 5.90%
Microsoft Corp.	362,000	15,982,300
Oracle Corp.	393,000	15,837,900
		31,820,200
Technology Hardware, Storage & Peripherals — 1.41%
Hewlett-Packard Company	252,300	7,571,523
TOTAL INFORMATION TECHNOLOGY		72,319,935
TELECOMMUNICATION SERVICES — 2.51% Wireless Telecommunication Services — 2.51%
Vodafone Group PLC — ADR	371,963	13,558,051
TOTAL TELECOMMUNICATION SERVICES		13,558,051
UTILITIES — 5.06% Electric Utilities — 1.51%
PPL Corp.	92,100	2,714,187
The Southern Company	128,800	5,396,720
		8,110,907
Independent Power and Renewable Electricity Producers — 2.63%
Calpine Corp. (a)	496,900	8,939,231
NRG Energy, Inc.	228,700	5,232,656
		14,171,887
Multi-Utilities — 0.92%
Public Service Enterprise Group, Inc.	126,900	4,984,632
TOTAL UTILITIES		27,267,426
Total common stocks (Cost $527,030,724)		533,400,102
Total long-term investments (Cost $527,030,724)		533,400,102
COLLATERAL FOR SECURITIES ON LOAN — 1.11%
Money Market Funds — 1.11%
Invesco Government & Agency Portfolio, 0.04%^	5,985,033	5,985,033
Total collateral for securities on loan (Cost $5,985,033)		5,985,033

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Diversified Value Fund

SHORT-TERM INVESTMENTS — 0.64%	Principal Amount	Value
Time Deposits — 0.64%
Australia and New Zealand Banking Group Ltd., 0.03%, 07/01/2015*	$3,441,985	$3,441,985
Total short-term investments (Cost $3,441,985)		3,441,985
Total investments — 100.71% (Cost $536,457,742)		542,827,120
Liabilities in excess of other assets — (0.71)%		(3,840,840)
Net assets — 100.00%		$538,986,280

(a) — Non-income producing security.

(c)   — All or a portion of this security is on loan. The total market value of securities on loan was $5,804,463.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.02%
Citigroup, Inc.	4.44%
Bank of America Corp.	4.27%
JPMorgan Chase & Company	4.04%
Marathon Oil Corp.	3.25%
Microsoft Corp.	2.95%
Oracle Corp.	2.92%
Vodafone Group PLC	2.86%
Corning, Inc.	2.86%
Murphy Oil Corp.	2.77%
COMMON STOCKS — 97.78%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.15% Auto Components — 2.24%
Johnson Controls, Inc.	327,200	$16,206,216
Automobiles — 4.18%
General Motors Company	440,000	14,665,200
Harley-Davidson, Inc.	67,800	3,820,530
Honda Motor Company Ltd. — ADR	364,200	11,800,080
		30,285,810
Hotels, Restaurants & Leisure — 0.49%
McDonald's Corp.	37,700	3,584,139
Media — 3.03%
Comcast Corp.	253,000	15,164,820
The Interpublic Group of Companies, Inc.	354,000	6,821,580
		21,986,400
Multiline Retail — 1.48%
Target Corp.	131,000	10,693,530
Specialty Retail — 1.73%
Bed Bath & Beyond, Inc. (a)	181,800	12,540,564
TOTAL CONSUMER DISCRETIONARY		95,296,659
CONSUMER STAPLES — 2.59% Food & Staples Retailing — 1.42%
Wal-Mart Stores, Inc.	145,000	10,284,850
Food Products — 0.70%
Kellogg Company	81,500	5,110,050
Tobacco — 0.47%
Philip Morris International, Inc.	42,500	3,407,225
TOTAL CONSUMER STAPLES		18,802,125
ENERGY — 8.51% Oil, Gas & Consumable Fuels — 8.51%
Marathon Oil Corp.	888,000	23,567,520
Murphy Oil Corp.	483,600	20,103,252
Royal Dutch Shell PLC — ADR	315,644	17,994,865
TOTAL ENERGY		61,665,637
	Shares Held	Value
FINANCIALS — 28.89% Banks — 15.53%
Bank of America Corp.	1,820,689	$30,988,127
Citigroup, Inc.	582,968	32,203,152
Citizens Financial Group, Inc.	391,400	10,689,134
JPMorgan Chase & Company	432,500	29,306,200
Wells Fargo & Company	166,291	9,352,206
		112,538,819
Capital Markets — 2.49%
The Bank of New York Mellon Corp.	85,800	3,601,026
The Goldman Sachs Group, Inc.	34,900	7,286,771
State Street Corp.	92,900	7,153,300
		18,041,097
Consumer Finance — 2.03%
Capital One Financial Corp.	167,500	14,734,975
Insurance — 8.84%
American International Group, Inc.	588,700	36,393,434
The Chubb Corp.	150,700	14,337,598
Unum Group	373,400	13,349,050
		64,080,082
TOTAL FINANCIALS		209,394,973
HEALTH CARE — 12.51% Health Care Equipment & Supplies — 2.93%
Medtronic PLC	190,500	14,116,050
Zimmer Biomet Holdings, Inc.	65,700	7,176,411
		21,292,461
Health Care Providers & Services — 3.19%
Anthem, Inc.	56,500	9,273,910
Humana, Inc.	34,200	6,541,776
UnitedHealth Group, Inc.	59,900	7,307,800
		23,123,486

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
Pharmaceuticals — 6.39%
Eli Lilly & Company	131,800	$11,003,982
GlaxoSmithKline PLC — ADR	410,800	17,109,820
Sanofi — ADR	367,400	18,197,322
		46,311,124
TOTAL HEALTH CARE		90,727,071
INDUSTRIALS — 10.56% Aerospace & Defense — 1.76%
The Boeing Company	71,900	9,973,968
Embraer SA — ADR	91,900	2,783,651
		12,757,619
Building Products — 0.80%
Owens Corning	140,300	5,787,375
Industrial Conglomerates — 0.47%
Koninklijke Philips NV	134,100	3,414,186
Machinery — 7.10%
CNH Industrial NV (c)	1,117,100	10,366,688
Cummins, Inc.	136,600	17,920,554
PACCAR, Inc.	113,800	7,261,578
Parker-Hannifin Corp.	89,800	10,446,434
Stanley Black & Decker, Inc.	52,300	5,504,052
		51,499,306
Professional Services — 0.43%
ManpowerGroup, Inc.	34,600	3,092,548
TOTAL INDUSTRIALS		76,551,034
INFORMATION TECHNOLOGY — 13.17% Communications Equipment — 1.45%
Telefonaktiebolaget LM Ericsson — ADR	1,006,800	10,510,992
Electronic Equipment, Instruments & Components — 2.86%
Corning, Inc.	1,050,600	20,728,338
IT Services — 1.36%
International Business Machines Corp.	60,600	9,857,196
Software — 5.87%
Microsoft Corp.	483,600	21,350,940
Oracle Corp.	525,700	21,185,710
		42,536,650
Technology Hardware, Storage & Peripherals — 1.63%
Hewlett-Packard Company	393,700	11,814,937
TOTAL INFORMATION TECHNOLOGY		95,448,113
TELECOMMUNICATION SERVICES — 2.86% Wireless Telecommunication Services — 2.86%
Vodafone Group PLC — ADR	569,154	20,745,663
TOTAL TELECOMMUNICATION SERVICES		20,745,663
	Shares Held	Value
UTILITIES — 5.54% Electric Utilities — 2.00%
PPL Corp.	246,000	$7,249,620
The Southern Company	172,400	7,223,560
		14,473,180
Independent Power and Renewable Electricity Producers — 2.62%
Calpine Corp. (a)	666,300	11,986,737
NRG Energy, Inc.	305,300	6,985,264
		18,972,001
Multi-Utilities — 0.92%
Public Service Enterprise Group, Inc.	170,600	6,701,168
TOTAL UTILITIES		40,146,349
Total common stocks (Cost $723,263,306)		708,777,624
Total long-term investments (Cost $723,263,306)		708,777,624
COLLATERAL FOR SECURITIES ON LOAN — 1.09%
Money Market Funds — 1.09%
Invesco Government & Agency Portfolio, 0.04%^	7,895,512	7,895,512
Total collateral for securities on loan (Cost $7,895,512)		7,895,512
SHORT-TERM INVESTMENTS — 1.87%	Principal Amount
Time Deposits — 1.87%
Australia and New Zealand Banking Group Ltd., 0.03%, 07/01/2015*	$13,581,314	13,581,314
Total short-term investments (Cost $13,581,314)		13,581,314
Total investments — 100.74% (Cost $744,740,132)		730,254,450
Liabilities in excess of other assets — (0.74)%		(5,372,542)
Net assets — 100.00%		$724,881,908

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $7,674,477.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Mid-Cap Value Fund

* Sum of sectors shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.64)%.

Largest Equity Holdings	Percent of net assets
Great Plains Energy, Inc.	3.56%
ARRIS Group, Inc.	3.53%
White Mountains Insurance Group Ltd.	3.41%
Cobalt International Energy, Inc.	3.40%
Willis Group Holdings PLC	3.37%
Con-way, Inc.	3.30%
SunTrust Banks, Inc.	3.28%
Citizens Financial Group, Inc.	3.13%
The Goodyear Tire & Rubber Company	3.12%
Regions Financial Corp.	3.03%
COMMON STOCKS — 100.64%	Shares Held	Value
CONSUMER DISCRETIONARY — 15.72% Auto Components — 3.12%
The Goodyear Tire & Rubber Company	3,381,300	$101,946,195
Diversified Consumer Services — 0.63%
H&R Block, Inc.	696,700	20,657,155
Household Durables — 2.25%
TRI Pointe Homes, Inc. (a)	4,807,700	73,557,810
Media — 3.49%
The Interpublic Group of Companies, Inc.	1,563,400	30,126,718
News Corp. (a)	3,149,900	45,957,041
Omnicom Group, Inc.	545,200	37,885,948
		113,969,707
Multiline Retail — 1.02%
Kohl's Corp.	530,800	33,233,388
Specialty Retail — 5.21%
Bed Bath & Beyond, Inc. (a)	856,500	59,081,370
Best Buy Company, Inc.	741,100	24,167,271
Office Depot, Inc. (a)	2,904,600	25,153,836
Rent-A-Center, Inc.	930,400	26,376,840
Staples, Inc.	2,310,500	35,373,755
		170,153,072
TOTAL CONSUMER DISCRETIONARY		513,517,327
CONSUMER STAPLES — 2.74% Food Products — 2.74%
Bunge Ltd.	785,100	68,931,780
Fresh Del Monte Produce, Inc.	534,100	20,648,306
TOTAL CONSUMER STAPLES		89,580,086
ENERGY — 15.02% Energy Equipment & Services — 3.37%
Dresser-Rand Group, Inc. (a)	961,100	81,866,498
McDermott International, Inc. (a)	3,697,800	19,746,252
Rowan Companies PLC	399,500	8,433,445
		110,046,195
	Shares Held	Value
Oil, Gas & Consumable Fuels — 11.65%
Cairn Energy PLC (a) (b) (f)	30,408,600	$80,989,964
Cobalt International Energy, Inc. (a)	11,423,800	110,925,098
Comstock Resources, Inc. (b)	5,728,300	19,075,239
Kosmos Energy Ltd. (a)	9,771,600	82,374,588
Ophir Energy PLC (a) (b) (f)	49,018,000	87,289,379
		380,654,268
TOTAL ENERGY		490,700,463
FINANCIALS — 32.06% Banks — 15.42%
CIT Group, Inc.	1,153,500	53,626,215
Citizens Financial Group, Inc.	3,748,100	102,360,611
Fifth Third Bancorp	1,271,500	26,472,630
Popular, Inc. (a)	3,160,200	91,203,372
Regions Financial Corp.	9,566,900	99,113,084
SunTrust Banks, Inc.	2,489,800	107,111,196
Zions Bancorporation	748,700	23,759,995
		503,647,103
Consumer Finance — 0.82%
Santander Consumer USA Holdings, Inc. (a)	1,045,300	26,728,321
Diversified Financial Services — 1.68%
PHH Corp. (a) (c)	2,110,900	54,946,727
Insurance — 12.90%
Alleghany Corp. (a)	77,000	36,094,520
Brown & Brown, Inc.	1,272,700	41,820,922
Enstar Group Ltd. (a)	77,140	11,952,843
Old Republic International Corp.	2,216,200	34,639,206
Unum Group	2,109,500	75,414,625
White Mountains Insurance Group Ltd.	170,300	111,536,282
Willis Group Holdings PLC	2,345,700	110,013,330
		421,471,728

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Real Estate Investment Trusts — 1.24%
Corrections Corp. of America	498,500	$16,490,380
The GEO Group, Inc.	702,400	23,993,984
		40,484,364
TOTAL FINANCIALS		1,047,278,243
HEALTH CARE — 0.73% Health Care Providers & Services — 0.73%
WellCare Health Plans, Inc. (a)	278,800	23,650,604
TOTAL HEALTH CARE		23,650,604
INDUSTRIALS — 10.64% Aerospace & Defense — 0.94%
Embraer SA — ADR	1,019,500	30,880,655
Air Freight & Logistics — 2.74%
Royal Mail PLC (f)	11,054,000	89,365,660
Building Products — 0.59%
Owens Corning	466,200	19,230,750
Machinery — 3.07%
Allison Transmission Holdings, Inc.	539,500	15,785,770
Navistar International Corp. (a) (c)	3,732,600	84,468,738
		100,254,508
Road & Rail — 3.30%
Con-way, Inc.	2,811,800	107,888,766
TOTAL INDUSTRIALS		347,620,339
INFORMATION TECHNOLOGY — 14.67% Communications Equipment — 3.53%
ARRIS Group, Inc. (a)	3,765,200	115,215,120
Electronic Equipment, Instruments & Components — 5.43%
Avnet, Inc.	2,243,300	92,222,063
CDW Corp.	1,837,600	62,992,928
Ingram Micro, Inc. (a)	891,900	22,324,257
		177,539,248
IT Services — 1.00%
Teradata Corp. (a)	884,700	32,733,900
Semiconductors & Semiconductor Equipment — 2.62%
Marvell Technology Group Ltd.	3,080,500	40,616,393
ON Semiconductor Corp. (a)	3,837,200	44,856,868
		85,473,261
Software — 2.09%
CA, Inc.	1,158,600	33,935,394
Comverse, Inc. (a)	152,680	3,065,814
Symantec Corp.	1,340,000	31,155,000
		68,156,208
TOTAL INFORMATION TECHNOLOGY		479,117,737
	Shares Held		Value
UTILITIES — 9.06% Electric Utilities — 3.56%
Great Plains Energy, Inc.		4,818,500	$116,414,960
Independent Power and Renewable Electricity Producers — 3.97%
Calpine Corp. (a)		4,606,400	82,869,136
NRG Energy, Inc.		2,042,800	46,739,264
			129,608,400
Multi-Utilities — 1.53%
Public Service Enterprise Group, Inc.		1,269,600	49,869,888
TOTAL UTILITIES			295,893,248
Total common stocks (Cost $3,172,939,172)			3,287,358,047
Total long-term investments (Cost $3,172,939,172)			3,287,358,047
COLLATERAL FOR SECURITIES ON LOAN — 1.22%
Money Market Funds — 1.22%
Invesco Government & Agency Portfolio, 0.04%^		39,991,213	39,991,213
Total collateral for securities on loan (Cost $39,991,213)			39,991,213
SHORT-TERM INVESTMENTS — 0.09%	Principal Amount
Time Deposits — 0.09%
Bank of Montreal, 0.03%, 07/01/2015*		$2,751,182	2,751,182
Brown Brothers Harriman & Co., 0.08%, 07/01/2015*	GBP	11	17
Total short-term investments (Cost $2,751,198)			2,751,199
Total investments — 101.95% (Cost $3,215,681,583)			3,330,100,459
Liabilities in excess of other assets — (1.95)%			(63,694,955)
Net assets — 100.00%			$3,266,405,504

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $39,119,673.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $257,645,003, which represented 7.89% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pounds

^ — Rate shown is the 7-day yield as of June 30, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Mid-Cap Value Fund

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Con-way, Inc.	4.76%
Horace Mann Educators Corp.	4.31%
Great Plains Energy, Inc.	4.28%
Rush Enterprises, Inc.	3.51%
Masonite International Corp.	3.40%
Hanger, Inc.	3.24%
Sonic Automotive, Inc.	2.90%
WellCare Health Plans, Inc.	2.71%
ARRIS Group, Inc.	2.65%
Kaiser Aluminum Corp.	2.60%
COMMON STOCKS — 95.09%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.40% Hotels, Restaurants & Leisure — 0.77%
Lakes Entertainment, Inc. (a)	98,500	$894,380
Ruby Tuesday, Inc. (a)	1,313,700	8,236,899
		9,131,279
Household Durables — 4.73%
M/I Homes, Inc. (a)	717,500	17,700,725
TRI Pointe Homes, Inc. (a)	1,202,000	18,390,600
William Lyon Homes (a)	768,600	19,729,962
		55,821,287
Specialty Retail — 2.90%
Sonic Automotive, Inc.	1,438,400	34,277,072
TOTAL CONSUMER DISCRETIONARY		99,229,638
ENERGY — 5.05% Energy Equipment & Services — 1.97%
McDermott International, Inc. (a)	1,378,300	7,360,122
Rowan Companies PLC	755,000	15,938,050
		23,298,172
Oil, Gas & Consumable Fuels — 3.08%
Cairn Energy PLC (a) (f)	3,342,600	8,902,648
Cobalt International Energy, Inc. (a)	1,199,300	11,645,203
Kosmos Energy Ltd. (a)	1,236,300	10,422,009
Rockhopper Exploration PLC (a) (f)	5,203,200	5,449,682
		36,419,542
TOTAL ENERGY		59,717,714
	Shares Held	Value
FINANCIALS — 20.95% Banks — 8.12%
Associated Banc-Corp	482,500	$9,780,275
First BanCorp (a)	1,851,100	8,922,302
First Horizon National Corp.	1,524,331	23,886,267
First Niagara Financial Group, Inc.	2,088,700	19,717,328
Investors Bancorp, Inc.	276,500	3,400,950
Popular, Inc. (a)	826,700	23,858,562
Synovus Financial Corp.	205,571	6,335,698
		95,901,382
Capital Markets — 0.60%
Oppenheimer Holdings, Inc.	270,900	7,119,252
Diversified Financial Services — 1.51%
PHH Corp. (a)	686,200	17,861,786
Insurance — 7.15%
Aspen Insurance Holdings Ltd.	123,300	5,906,070
Employers Holdings, Inc.	45,600	1,038,768
Endurance Specialty Holdings Ltd.	81,800	5,374,260
Enstar Group Ltd. (a)	26,850	4,160,408
Global Indemnity PLC (a)	380,036	10,671,411
Horace Mann Educators Corp.	1,400,000	50,932,000
National Western Life Insurance Company	5,800	1,389,042
Symetra Financial Corp.	209,000	5,051,530
		84,523,489
Real Estate Investment Trusts — 3.57%
The GEO Group, Inc.	886,796	30,292,951
Granite Real Estate Investment Trust	347,400	11,860,236
		42,153,187
TOTAL FINANCIALS		247,559,096

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
HEALTH CARE — 10.08% Health Care Equipment & Supplies — 0.93%
Invacare Corp.	510,300	$11,037,789
Health Care Providers & Services — 8.18%
Hanger, Inc. (a)	1,631,900	38,251,736
LifePoint Health, Inc. (a)	304,300	26,458,885
WellCare Health Plans, Inc. (a)	377,200	31,997,876
		96,708,497
Pharmaceuticals — 0.97%
Taro Pharmaceutical Industries Ltd. (a)	79,400	11,408,986
TOTAL HEALTH CARE		119,155,272
INDUSTRIALS — 26.03% Building Products — 3.40%
Masonite International Corp. (a)	572,800	40,159,008
Commercial Services & Supplies — 0.48%
The Brink's Company	193,600	5,697,648
Construction & Engineering — 3.24%
KBR, Inc.	1,369,900	26,685,652
Tutor Perini Corp. (a)	541,100	11,676,938
		38,362,590
Machinery — 7.94%
CIRCOR International, Inc.	165,800	9,041,074
EnPro Industries, Inc.	498,500	28,524,170
Harsco Corp.	353,300	5,829,450
Meritor, Inc. (a)	1,692,900	22,210,848
Miller Industries, Inc. (b)	848,800	16,933,560
Navistar International Corp. (a) (c)	500,100	11,317,263
		93,856,365
Marine — 1.99%
Matson, Inc.	559,400	23,517,176
Professional Services — 0.71%
Heidrick & Struggles International, Inc.	121,400	3,166,112
Hudson Global, Inc. (a) (b)	2,266,700	5,190,743
		8,356,855
Road & Rail — 4.76%
Con-way, Inc. (d)	1,464,900	56,208,213
Trading Companies & Distributors — 3.51%
Rush Enterprises, Inc. (a) (b)	1,581,100	41,440,631
TOTAL INDUSTRIALS		307,598,486
INFORMATION TECHNOLOGY — 8.06% Communications Equipment — 3.38%
ARRIS Group, Inc. (a)	1,025,200	31,371,120
Extreme Networks, Inc. (a)	3,168,700	8,523,803
		39,894,923
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 2.12%
Diodes, Inc. (a)	591,300	$14,256,243
ON Semiconductor Corp. (a)	922,400	10,782,856
		25,039,099
Software — 1.14%
Comverse, Inc. (a)	673,110	13,516,049
Technology Hardware, Storage & Peripherals — 1.42%
QLogic Corp. (a)	1,186,300	16,833,597
TOTAL INFORMATION TECHNOLOGY		95,283,668
MATERIALS — 9.86% Chemicals — 0.59%
American Vanguard Corp.	502,300	6,931,740
Metals & Mining — 7.70%
Horsehead Holding Corp. (a) (c)	2,295,100	26,898,572
Kaiser Aluminum Corp.	369,700	30,714,676
Noranda Aluminum Holding Corp. (b)	5,601,500	4,761,275
Real Industry, Inc. (a) (b)	2,518,508	28,585,066
		90,959,589
Paper & Forest Products — 1.57%
Louisiana-Pacific Corp. (a)	1,092,700	18,608,681
TOTAL MATERIALS		116,500,010
UTILITIES — 6.66% Electric Utilities — 5.42%
Great Plains Energy, Inc.	2,092,700	50,559,632
Portland General Electric Company	352,400	11,685,584
Westar Energy, Inc.	52,300	1,789,706
		64,034,922
Independent Power and Renewable Electricity Producers — 1.24%
NRG Energy, Inc.	638,599	14,611,145
TOTAL UTILITIES		78,646,067
Total common stocks (Cost $1,017,879,007)		1,123,689,951
INVESTMENT COMPANIES — 2.26%
Exchange Traded Funds — 2.26%
iShares Russell 2000 Value Index Fund (c)	262,200	26,733,912
Total investment companies (Cost $22,697,417)		26,733,912
Total long-term investments (Cost $1,040,576,424)		1,150,423,863

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
COLLATERAL FOR SECURITIES ON LOAN — 3.89%
Money Market Funds — 3.89%
Invesco Government & Agency Portfolio, 0.04%^	45,944,634	$45,944,634
Total collateral for securities on loan (Cost $45,944,634)		45,944,634
SHORT-TERM INVESTMENTS — 2.87%	Principal Amount
Time Deposits — 2.87%
Bank of Montreal, 0.03%, 07/01/2015*	$33,922,760	33,922,760
Total short-term investments (Cost $33,922,760)		33,922,760
Total investments — 104.11% (Cost $1,120,443,818)		1,230,291,257
Liabilities in excess of other assets — (4.11)%		(48,620,669)
Net assets — 100.00%		$1,181,670,588

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $44,973,840.

(d) — All or a portion of this security is segregated as collateral.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $14,352,330, which represented 1.21% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of June 30, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Sears Hometown and Outlet Stores, Inc.	0.55%
National Presto Industries, Inc.	0.52%
RPX Corp.	0.47%
Higher One Holdings, Inc.	0.47%
Oppenheimer Holdings, Inc.	0.45%
Primoris Services Corp.	0.45%
Columbus McKinnon Corp.	0.45%
Suffolk Bancorp	0.45%
HomeStreet, Inc.	0.45%
Associated Banc-Corp	0.45%
COMMON STOCKS — 97.47%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.84% Auto Components — 2.32%
American Axle & Manufacturing Holdings, Inc. (a)	1,857	$38,830
Cooper-Standard Holding, Inc. (a)	564	34,669
Federal-Mogul Holdings Corp. (a)	1,215	13,790
Modine Manufacturing Company (a)	4,187	44,927
Remy International, Inc.	2,719	60,117
Shiloh Industries, Inc. (a)	4,750	61,512
Standard Motor Products, Inc.	775	27,218
Strattec Security Corp.	446	30,640
Tower International, Inc. (a)	1,839	47,906
		359,609
Diversified Consumer Services — 0.70%
American Public Education, Inc. (a)	2,019	51,929
Bridgepoint Education, Inc. (a)	3,219	30,774
Capella Education Company	239	12,827
DeVry Education Group, Inc.	441	13,221
		108,751
Hotels, Restaurants & Leisure — 0.97%
Century Casinos, Inc. (a)	5,761	36,294
Lakes Entertainment, Inc. (a)	7,281	66,112
Speedway Motorsports, Inc.	1,399	31,687
Tropicana Entertainment, Inc. (a)	975	15,649
		149,742
	Shares Held	Value
Household Durables — 2.86%
Blyth, Inc. (a)	2,122	$13,475
CSS Industries, Inc.	1,071	32,398
Ethan Allen Interiors, Inc.	569	14,987
Hooker Furniture Corp.	1,787	44,872
LGI Homes, Inc. (a)	2,483	49,114
Libbey, Inc.	391	16,160
Lifetime Brands, Inc.	3,261	48,165
M/I Homes, Inc. (a)	2,047	50,499
Skullcandy, Inc. (a)	4,075	31,255
Taylor Morrison Home Corp. (a)	2,365	48,151
William Lyon Homes (a)	2,018	51,803
ZAGG, Inc. (a)	5,334	42,245
		443,124
Internet & Catalog Retail — 0.44%
PetMed Express, Inc.	3,982	68,769
Leisure Products — 0.93%
Arctic Cat, Inc.	1,674	55,593
Johnson Outdoors, Inc.	1,936	45,593
Malibu Boats, Inc. (a)	2,100	42,189
		143,375
Media — 1.08%
Entercom Communications Corp. (a)	2,661	30,389
Meredith Corp.	281	14,654
The New York Times Company	2,311	31,545
Saga Communications, Inc.	1,113	42,127
Time, Inc.	2,068	47,585
		166,300

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Specialty Retail — 2.91%
Aaron's, Inc.	1,854	$67,133
America's Car-Mart, Inc. (a)	280	13,810
Big 5 Sporting Goods Corp.	1,160	16,484
The Buckle, Inc.	307	14,051
Express, Inc. (a)	940	17,023
The Finish Line, Inc.	1,303	36,249
Francesca's Holdings Corp. (a)	2,946	39,683
Office Depot, Inc. (a)	5,054	43,768
Outerwall, Inc.	703	53,505
Rent-A-Center, Inc.	560	15,876
Sears Hometown and Outlet Stores, Inc. (a)	8,893	84,484
Select Comfort Corp. (a)	921	27,694
Tilly's, Inc. (a)	943	9,119
Zumiez, Inc. (a)	393	10,466
		449,345
Textiles, Apparel & Luxury Goods — 1.63%
Culp, Inc.	1,185	36,735
Iconix Brand Group, Inc. (a)	1,204	30,064
Movado Group, Inc.	1,586	43,076
Rocky Brands, Inc.	2,964	55,426
Steven Madden Ltd. (a)	1,244	53,218
Vera Bradley, Inc. (a)	2,950	33,247
		251,766
TOTAL CONSUMER DISCRETIONARY		2,140,781
CONSUMER STAPLES — 2.99% Food & Staples Retailing — 0.17%
Weis Markets, Inc.	616	25,964
Food Products — 0.65%
John B. Sanfilippo & Son, Inc.	417	21,642
Omega Protein Corp. (a)	4,692	64,516
Sanderson Farms, Inc.	189	14,205
		100,363
Personal Products — 1.73%
Lifevantage Corp. (a)	92,811	49,190
Nature's Sunshine Products, Inc.	3,613	49,679
Nu Skin Enterprises, Inc.	1,237	58,300
Nutraceutical International Corp. (a)	2,458	60,810
USANA Health Sciences, Inc. (a)	366	50,018
		267,997
Tobacco — 0.44%
Universal Corp.	1,200	68,784
TOTAL CONSUMER STAPLES		463,108
	Shares Held	Value
ENERGY — 5.92% Energy Equipment & Services — 2.20%
Atwood Oceanics, Inc.	1,084	$28,661
CARBO Ceramics, Inc.	1,104	45,960
Dawson Geophysical Company (a)	3,489	16,398
Geospace Technologies Corp. (a)	2,181	50,272
Gulf Island Fabrication, Inc.	1,031	11,516
Hornbeck Offshore Services, Inc. (a)	816	16,752
Matrix Service Company (a)	2,738	50,051
Oil States International, Inc. (a)	1,204	44,825
Tesco Corp.	4,108	44,777
Unit Corp. (a)	1,148	31,134
		340,346
Oil, Gas & Consumable Fuels — 3.72%
Alliance Resource Partners LP	1,405	35,069
Alon USA Energy, Inc.	2,083	39,369
Alon USA Partners LP	1,618	34,010
Cloud Peak Energy, Inc. (a)	10,221	47,630
Contango Oil & Gas Company (a)	3,304	40,540
Delek US Holdings, Inc.	1,253	46,135
Global Partners LP	836	27,120
Natural Resource Partners LP	6,056	22,952
Northern Tier Energy LP	1,228	29,190
Oasis Petroleum, Inc. (a)	2,739	43,413
PrimeEnergy Corp. (a)	915	52,064
Stone Energy Corp. (a)	3,346	42,126
VAALCO Energy, Inc. (a)	27,976	59,869
Western Refining, Inc.	1,273	55,528
		575,015
TOTAL ENERGY		915,361

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
FINANCIALS — 28.99% Banks — 15.03%
1st Source Corp.	492	$16,787
Access National Corp.	851	16,543
American National Bankshares, Inc.	2,071	49,311
Ames National Corp.	635	15,939
Associated Banc-Corp	3,410	69,121
The Bancorp, Inc. (a)	6,776	62,881
Bank of Hawaii Corp.	522	34,807
Bank of Marin Bancorp	618	31,438
Bank of the Ozarks, Inc.	847	38,750
Bar Harbor Bankshares	484	17,148
BBCN Bancorp, Inc.	3,342	49,428
Bridge Bancorp, Inc.	630	16,815
C&F Financial Corp.	1,852	68,617
Camden National Corp.	1,637	63,352
Cathay General Bancorp	1,148	37,253
Central Valley Community Bancorp	4,056	47,982
Chemical Financial Corp.	1,021	33,754
City Holding Company	333	16,400
First Bancorp	2,737	45,653
First BanCorp (a)	10,093	48,648
First Bancorp, Inc.	1,887	36,683
First Citizens BancShares, Inc.	182	47,873
First Community Bancshares, Inc.	902	16,434
First Financial Bancorp	899	16,128
First Financial Corp.	1,338	47,847
First Horizon National Corp.	4,409	69,089
First Niagara Financial Group, Inc.	7,153	67,524
Flushing Financial Corp.	1,545	32,460
Fulton Financial Corp.	2,558	33,407
Great Southern Bancorp, Inc.	403	16,982
Hanmi Financial Corp.	1,522	37,806
Heartland Financial USA, Inc.	473	17,605
Heritage Financial Corp.	968	17,298
HomeTrust Bancshares, Inc. (a)	1,972	33,051
International Bancshares Corp.	2,498	67,121
LCNB Corp.	2,096	33,966
Merchants Bancshares, Inc.	1,122	37,105
Northrim BanCorp, Inc.	2,673	68,509
Old Second Bancorp, Inc. (a)	2,892	19,087
Orrstown Financial Services, Inc.	3,688	59,672
Pacific Continental Corp.	2,403	32,513
Peapack Gladstone Financial Corp.	2,943	65,393
Peoples Bancorp, Inc.	685	15,988
	Shares Held	Value
Popular, Inc. (a)	1,860	$53,680
Premier Financial Bancorp, Inc.	3,144	48,575
QCR Holdings, Inc.	894	19,453
Republic Bancorp, Inc.	2,601	66,846
Sandy Spring Bancorp, Inc.	1,197	33,492
Shore Bancshares, Inc. (a)	6,783	63,964
Sierra Bancorp	2,892	50,061
Suffolk Bancorp	2,701	69,308
TowneBank	2,913	47,453
TriCo Bancshares	1,969	47,354
Trustmark Corp.	1,962	49,011
Valley National Bancorp	3,335	34,384
Webster Financial Corp.	1,305	51,613
Wilshire Bancorp, Inc.	1,575	19,892
		2,325,254
Capital Markets — 0.53%
Arlington Asset Investment Corp.	624	12,205
Oppenheimer Holdings, Inc.	2,651	69,669
		81,874
Consumer Finance — 0.27%
The JG Wentworth Company (a)	4,514	41,529
Diversified Financial Services — 0.33%
PHH Corp. (a)	1,960	51,019
Insurance — 4.93%
Ambac Financial Group, Inc. (a)	1,819	30,268
CNO Financial Group, Inc.	3,660	67,160
Crawford & Company	4,172	31,749
Employers Holdings, Inc.	2,747	62,577
Hallmark Financial Services, Inc. (a)	3,070	34,937
The Hanover Insurance Group, Inc.	656	48,564
Horace Mann Educators Corp.	1,868	67,957
Kansas City Life Insurance Company	346	15,816
Kemper Corp.	1,199	46,221
MBIA, Inc. (a)	1,690	10,157
Meadowbrook Insurance Group, Inc.	7,443	64,009
National Western Life Insurance Company	252	60,351
The Navigators Group, Inc. (a)	202	15,667
The Phoenix Companies, Inc. (a)	944	17,219
Selective Insurance Group, Inc.	1,059	29,705
StanCorp Financial Group, Inc.	232	17,542
State Auto Financial Corp.	2,005	48,020
Stewart Information Services Corp.	1,146	45,611
Symetra Financial Corp.	2,046	49,452
		762,982
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Real Estate Investment Trusts — 1.96%
Arbor Realty Trust, Inc.	4,532	$30,636
Ares Commercial Real Estate Corp.	2,749	31,311
BRT Realty Trust (a)	4,440	31,213
Cherry Hill Mortgage Investment Corp.	1,725	27,980
Five Oaks Investment Corp.	4,458	37,224
The GEO Group, Inc.	1,623	55,442
Parkway Properties, Inc.	3,527	61,512
Resource Capital Corp.	3,335	12,906
ZAIS Financial Corp.	872	14,100
		302,324
Thrifts & Mortgage Finance — 5.94%
Astoria Financial Corp.	3,694	50,940
Brookline Bancorp, Inc.	3,190	36,015
Cape Bancorp, Inc.	3,289	31,114
Charter Financial Corp.	1,314	16,307
Clifton Bancorp, Inc.	1,139	15,935
Dime Community Bancshares, Inc.	2,952	50,007
ESSA Bancorp, Inc.	3,711	47,723
Flagstar Bancorp, Inc. (a)	2,475	45,738
Hingham Institution for Savings	409	47,080
Home Bancorp, Inc.	2,231	56,310
HomeStreet, Inc. (a)	3,032	69,190
Lake Sunapee Bank Group	1,047	15,108
Meta Financial Group, Inc.	815	34,980
OceanFirst Financial Corp.	2,762	51,511
Oritani Financial Corp.	2,195	35,230
Provident Financial Holdings, Inc.	3,953	66,173
Prudential Bancorp, Inc.	1,264	18,328
Territorial Bancorp, Inc.	2,780	67,443
TrustCo Bank Corp.	4,624	32,507
Washington Federal, Inc.	2,898	67,668
Waterstone Financial, Inc.	1,222	16,130
Westfield Financial, Inc.	6,554	47,910
		919,347
TOTAL FINANCIALS		4,484,329
HEALTH CARE — 2.81% Biotechnology — 0.09%
Myriad Genetics, Inc. (a)	432	14,684
Health Care Equipment & Supplies — 0.43%
Halyard Health, Inc. (a)	332	13,446
Meridian Bioscience, Inc.	1,627	30,327
PhotoMedex, Inc. (a)	17,067	23,211
		66,984
	Shares Held	Value
Health Care Providers & Services — 2.29%
Almost Family, Inc. (a)	816	$32,567
The Ensign Group, Inc.	338	17,258
Hanger, Inc. (a)	1,195	28,011
IPC Healthcare, Inc. (a)	682	37,776
LHC Group, Inc. (a)	976	37,332
LifePoint Health, Inc. (a)	412	35,823
Molina Healthcare, Inc. (a)	483	33,955
National HealthCare Corp.	485	31,520
Select Medical Holdings Corp.	2,078	33,664
WellCare Health Plans, Inc. (a)	773	65,573
		353,479
TOTAL HEALTH CARE		435,147
INDUSTRIALS — 15.97% Aerospace & Defense — 0.94%
Engility Holdings, Inc.	922	23,198
Erickson, Inc. (a)	3,739	16,227
LMI Aerospace, Inc. (a)	2,577	25,796
National Presto Industries, Inc.	1,002	80,480
		145,701
Air Freight & Logistics — 0.39%
Forward Air Corp.	279	14,581
Hub Group, Inc. (a)	776	31,303
Park-Ohio Holdings Corp.	302	14,635
		60,519
Building Products — 0.21%
American Woodmark Corp. (a)	303	16,620
Universal Forest Products, Inc.	300	15,609
		32,229
Commercial Services & Supplies — 2.73%
The Brink's Company	1,137	33,462
Deluxe Corp.	467	28,954
Ennis, Inc.	2,775	51,587
Essendant, Inc.	784	30,772
Knoll, Inc.	1,405	35,167
Matthews International Corp.	616	32,734
NL Industries, Inc. (a)	8,432	62,481
Performant Financial Corp. (a)	20,462	66,297
RR Donnelley & Sons Company	2,051	35,749
Steelcase, Inc.	790	14,939
Team, Inc. (a)	404	16,261
West Corp.	479	14,418
		422,821

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Construction & Engineering — 1.67%
Aegion Corp. (a)	2,598	$49,206
Argan, Inc.	1,401	56,502
Comfort Systems USA, Inc.	797	18,291
KBR, Inc.	3,286	64,011
Primoris Services Corp.	3,512	69,538
		257,548
Electrical Equipment — 0.34%
Preformed Line Products Company	1,391	52,469
Machinery — 6.01%
Alamo Group, Inc.	777	42,455
Altra Industrial Motion Corp.	586	15,927
Columbus McKinnon Corp.	2,780	69,500
Commercial Vehicle Group, Inc. (a)	7,213	52,006
The Eastern Company	3,206	59,375
Global Brass & Copper Holdings, Inc.	2,995	50,945
Hardinge, Inc.	5,609	55,249
Hillenbrand, Inc.	518	15,903
Hurco Companies, Inc.	1,938	67,094
Hyster-Yale Materials Handling, Inc.	652	45,171
Kadant, Inc.	624	29,453
LB Foster Company	683	23,639
Manitex International, Inc. (a)	8,013	61,219
Meritor, Inc. (a)	4,335	56,875
Miller Industries, Inc.	3,051	60,867
Mueller Industries, Inc.	887	30,797
Supreme Industries, Inc.	3,963	33,963
Titan International, Inc.	3,439	36,935
TriMas Corp. (a)	1,073	31,761
Twin Disc, Inc.	1,732	32,284
Wabash National Corp. (a)	4,575	57,371
		928,789
Marine — 0.21%
Matson, Inc.	759	31,908
Professional Services — 2.83%
Barrett Business Services, Inc.	1,720	62,470
CDI Corp.	1,138	14,794
FTI Consulting, Inc. (a)	422	17,403
Heidrick & Struggles International, Inc.	2,581	67,313
Insperity, Inc.	926	47,133
Kelly Services, Inc.	1,795	27,553
Korn/Ferry International	977	33,970
Navigant Consulting, Inc. (a)	3,470	51,599
Resources Connection, Inc.	2,708	43,572
RPX Corp. (a)	4,278	72,299
		438,106
	Shares Held	Value
Road & Rail — 0.34%
Con-way, Inc.	1,390	$53,334
Transportation Infrastructure — 0.30%
Wesco Aircraft Holdings, Inc. (a)	3,035	45,980
TOTAL INDUSTRIALS		2,469,404
INFORMATION TECHNOLOGY — 15.33% Communications Equipment — 1.66%
Black Box Corp.	2,937	58,740
Comtech Telecommunications Corp.	1,089	31,635
Digi International, Inc. (a)	6,116	58,408
NETGEAR, Inc. (a)	1,945	58,389
Plantronics, Inc.	577	32,491
Ubiquiti Networks, Inc.	511	16,309
		255,972
Electronic Equipment, Instruments & Components — 4.07%
Anixter International, Inc. (a)	409	26,646
AVX Corp.	2,134	28,724
Benchmark Electronics, Inc. (a)	2,550	55,539
Electro Rent Corp.	6,170	67,007
II-VI, Inc. (a)	2,599	49,329
Insight Enterprises, Inc. (a)	2,228	66,639
MTS Systems Corp.	207	14,273
PC Connection, Inc.	1,215	30,059
Plexus Corp. (a)	748	32,822
Rofin-Sinar Technologies, Inc. (a)	1,301	35,908
ScanSource, Inc. (a)	1,186	45,139
SYNNEX Corp.	200	14,638
Tech Data Corp. (a)	806	46,393
TTM Technologies, Inc. (a)	1,669	16,673
Vishay Intertechnology, Inc.	4,584	53,541
Vishay Precision Group, Inc. (a)	3,098	46,656
		629,986
Internet Software & Services — 1.47%
Blucora, Inc. (a)	3,915	63,227
DHI Group, Inc. (a)	5,267	46,824
j2 Global, Inc.	227	15,422
Liquidity Services, Inc. (a)	6,393	61,565
RetailMeNot, Inc. (a)	869	15,494
Travelzoo, Inc. (a)	2,265	25,549
		228,081

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
IT Services — 3.18%
Booz Allen Hamilton Holding Corp.	557	$14,059
CACI International, Inc. (a)	356	28,797
Computer Task Group, Inc.	8,432	65,095
CSG Systems International, Inc.	2,077	65,758
Datalink Corp. (a)	5,077	45,388
Global Cash Access Holdings, Inc. (a)	8,331	64,482
Higher One Holdings, Inc. (a)	24,096	72,047
ManTech International Corp.	459	13,311
MoneyGram International, Inc. (a)	7,110	65,341
Science Applications International Corp.	286	15,115
Sykes Enterprises, Inc. (a)	649	15,738
Unisys Corp. (a)	1,310	26,187
		491,318
Semiconductors & Semiconductor Equipment — 2.12%
Audience, Inc. (a)	8,378	40,968
Cirrus Logic, Inc. (a)	1,646	56,013
OmniVision Technologies, Inc. (a)	1,801	47,177
Photronics, Inc. (a)	6,115	58,154
Synaptics, Inc. (a)	621	53,862
Ultra Clean Holdings, Inc. (a)	2,029	12,641
Xcerra Corp. (a)	7,896	59,773
		328,588
Software — 1.61%
Comverse, Inc. (a)	2,605	52,308
Ebix, Inc.	1,746	56,938
ePlus, Inc. (a)	713	54,651
Mentor Graphics Corp.	652	17,232
Take-Two Interactive Software, Inc. (a)	2,441	67,299
		248,428
Technology Hardware, Storage & Peripherals — 1.22%
Cray, Inc. (a)	1,036	30,572
Lexmark International, Inc.	1,143	50,521
QLogic Corp. (a)	4,239	60,152
Super Micro Computer, Inc. (a)	1,592	47,091
		188,336
TOTAL INFORMATION TECHNOLOGY		2,370,709
	Shares Held	Value
MATERIALS — 7.09% Chemicals — 4.75%
American Vanguard Corp.	4,551	$62,804
Axiall Corp.	1,657	59,735
Chase Corp.	1,485	59,029
Core Molding Technologies, Inc. (a)	1,819	41,546
CVR Partners LP	4,781	60,384
FutureFuel Corp.	5,023	64,645
Hawkins, Inc.	409	16,520
Innospec, Inc.	1,413	63,642
Koppers Holdings, Inc.	1,191	29,442
LSB Industries, Inc. (a)	1,508	61,587
OCI Partners LP	2,743	46,220
Olin Corp.	1,688	45,492
OMNOVA Solutions, Inc. (a)	3,735	27,975
Rentech Nitrogen Partners LP	2,082	29,752
Stepan Company	1,228	66,446
		735,219
Containers & Packaging — 0.39%
UFP Technologies, Inc. (a)	2,885	60,354
Metals & Mining — 1.17%
Ampco-Pittsburgh Corp.	3,729	56,382
Handy & Harman Ltd. (a)	381	13,202
Kaiser Aluminum Corp.	831	69,039
Noranda Aluminum Holding Corp.	34,412	29,250
SunCoke Energy Partners LP	725	12,398
		180,271
Paper & Forest Products — 0.78%
KapStone Paper and Packaging Corp.	481	11,121
Neenah Paper, Inc.	253	14,917
PH Glatfelter Company	1,806	39,714
Schweitzer-Mauduit International, Inc.	1,384	55,193
		120,945
TOTAL MATERIALS		1,096,789
TELECOMMUNICATION SERVICES — 0.22% Diversified Telecommunication Services — 0.22%
IDT Corp.	921	16,652
Inteliquent, Inc.	965	17,756
TOTAL TELECOMMUNICATION SERVICES		34,408

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
UTILITIES — 4.31% Electric Utilities — 2.00%
ALLETE, Inc.	892	$41,380
El Paso Electric Company	1,250	43,325
The Empire District Electric Company	1,876	40,897
IDACORP, Inc.	507	28,463
Otter Tail Corp.	490	13,034
PNM Resources, Inc.	2,216	54,514
Portland General Electric Company	1,288	42,710
UIL Holdings Corp.	637	29,187
Unitil Corp.	456	15,057
		308,567
Gas Utilities — 1.94%
Gas Natural, Inc.	6,478	66,723
The Laclede Group, Inc.	924	48,103
Northwest Natural Gas Company	665	28,050
ONE Gas, Inc.	1,491	63,457
Southwest Gas Corp.	275	14,633
Star Gas Partners LP	7,279	64,274
WGL Holdings, Inc.	286	15,527
		300,767
Multi-Utilities — 0.37%
Avista Corp.	1,398	42,848
NorthWestern Corp.	290	14,138
		56,986
TOTAL UTILITIES		666,320
Total common stocks (Cost $15,213,833)		15,076,356
INVESTMENT COMPANIES — 1.37% Business Development Companies — 1.37%
BlackRock Capital Investment Corp.	1,724	15,757
Fifth Street Finance Corp.	2,204	14,436
Gladstone Investment Corp.	4,290	34,106
MVC Capital, Inc.	6,634	67,667
OFS Capital Corp.	2,632	31,584
WhiteHorse Finance, Inc.	3,755	47,538
Total investment companies (Cost $208,933)		211,088
Total long-term investments (Cost $15,422,766)		15,287,444
SHORT-TERM INVESTMENTS — 1.10%	Principal Amount	Value
Time Deposits — 1.10%
Nordea Bank AB, 0.03%, 07/01/2015*	$170,550	$170,550
Total short-term investments (Cost $170,550)		170,550
Total investments — 99.94% (Cost $15,593,316)		15,457,994
Other assets in excess of liabilities — 0.06%		9,080
Net assets — 100.00%		$15,467,074

(a) — Non-income producing security.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Global Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.88%
Danieli & C Officine Meccaniche SpA	3.99%
Bank of America Corp.	3.81%
Royal Mail PLC	3.43%
BAE Systems PLC	3.12%
Citigroup, Inc.	3.12%
GlaxoSmithKline PLC	2.79%
Corning, Inc.	2.64%
Con-way, Inc.	2.55%
JPMorgan Chase & Company	2.55%
COMMON STOCKS — 99.96%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.05% Auto Components — 0.52%
Cie Generale des Etablissements Michelin (f)	306	$32,198
Automobiles — 4.97%
Bayerische Motoren Werke AG (f)	1,193	101,015
General Motors Company	2,219	73,959
Honda Motor Company Ltd. (f)	4,200	135,744
		310,718
Distributors — 1.06%
D'ieteren SA	1,858	66,492
Specialty Retail — 1.50%
Bed Bath & Beyond, Inc. (a)	467	32,214
Kingfisher PLC (f)	11,280	61,526
		93,740
TOTAL CONSUMER DISCRETIONARY		503,148
CONSUMER STAPLES — 3.63% Beverages — 0.50%
Stock Spirits Group PLC (f)	10,383	31,406
Food & Staples Retailing — 3.13%
Tesco PLC (f)	39,919	133,000
Wal-Mart Stores, Inc.	884	62,702
		195,702
TOTAL CONSUMER STAPLES		227,108
ENERGY — 7.97% Energy Equipment & Services — 1.02%
WorleyParsons Ltd. (f)	7,924	63,620
	Shares Held	Value
Oil, Gas & Consumable Fuels — 6.95%
Cairn Energy PLC (a) (f)	25,672	$68,375
Cobalt International Energy, Inc. (a)	5,923	57,512
Kosmos Energy Ltd. (a)	3,642	30,702
MPI (f)	10,147	31,570
Ophir Energy PLC (a) (f)	78,008	138,914
Rockhopper Exploration PLC (a) (f)	102,885	107,759
		434,832
TOTAL ENERGY		498,452
FINANCIALS — 28.71% Banks — 16.35%
Bank of America Corp.	14,001	238,297
Barclays PLC (f)	24,287	99,543
Citigroup, Inc.	3,535	195,273
Citizens Financial Group, Inc.	5,193	141,821
JPMorgan Chase & Company	2,350	159,236
Popular, Inc. (a)	3,230	93,218
Societe Generale SA (f)	2,027	95,115
		1,022,503
Capital Markets — 0.78%
Credit Suisse Group AG (f)	1,770	48,830
Insurance — 11.58%
American International Group, Inc.	4,933	304,958
The Chubb Corp.	659	62,697
RSA Insurance Group PLC (f)	24,655	153,743
White Mountains Insurance Group Ltd.	68	44,536
Willis Group Holdings PLC	3,366	157,865
		723,799
TOTAL FINANCIALS		1,795,132

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
HEALTH CARE — 9.87% Health Care Equipment & Supplies — 1.75%
Medtronic PLC	1,473	$109,150
Health Care Providers & Services — 1.19%
Anthem, Inc.	202	33,156
Humana, Inc.	217	41,508
		74,664
Pharmaceuticals — 6.93%
GlaxoSmithKline PLC — ADR	4,185	174,305
KYORIN Holdings, Inc. (f)	3,200	65,243
Sanofi (f)	1,316	130,192
Taro Pharmaceutical Industries Ltd. (a)	444	63,798
		433,538
TOTAL HEALTH CARE		617,352
INDUSTRIALS — 23.13% Aerospace & Defense — 4.10%
BAE Systems PLC (f)	27,570	195,344
Embraer SA — ADR	2,020	61,186
		256,530
Air Freight & Logistics — 3.43%
Royal Mail PLC (f)	26,500	214,238
Building Products — 1.57%
Masonite International Corp. (a)	1,405	98,505
Construction & Engineering — 1.02%
Bouygues SA	1,701	63,594
Industrial Conglomerates — 0.99%
Koninklijke Philips NV (f)	2,438	62,224
Machinery — 9.47%
CNH Industrial NV	11,159	103,555
Cummins, Inc.	827	108,494
Danieli & C Officine Meccaniche SpA	16,470	249,718
KSB AG (f)	147	68,525
Navistar International Corp. (a)	2,739	61,984
		592,276
Road & Rail — 2.55%
Con-way, Inc.	4,152	159,312
TOTAL INDUSTRIALS		1,446,679
INFORMATION TECHNOLOGY — 11.72% Communications Equipment — 1.46%
Telefonaktiebolaget LM Ericsson — ADR	8,744	91,288
Electronic Equipment, Instruments & Components — 4.42%
Corning, Inc.	8,380	165,337
Nippon Electric Glass Company Ltd. (f)	22,000	111,254
		276,591
	Shares Held	Value
Software — 4.40%
Microsoft Corp.	3,114	$137,483
Oracle Corp.	3,410	137,423
		274,906
Technology Hardware, Storage & Peripherals — 1.44%
Hewlett-Packard Company	3,011	90,360
TOTAL INFORMATION TECHNOLOGY		733,145
TELECOMMUNICATION SERVICES — 3.13% Wireless Telecommunication Services — 3.13%
Mobistar SA (a)	1,952	36,952
Vodafone Group PLC — ADR	4,363	159,031
TOTAL TELECOMMUNICATION SERVICES		195,983
UTILITIES — 3.75% Independent Power and Renewable Electricity Producers — 2.76%
Calpine Corp. (a)	6,779	121,954
NRG Energy, Inc.	2,205	50,450
		172,404
Multi-Utilities — 0.99%
Public Service Enterprise Group, Inc.	1,578	61,984
TOTAL UTILITIES		234,388
Total common stocks (Cost $6,187,057)		6,251,387
Total long-term investments (Cost $6,187,057)		6,251,387
SHORT-TERM INVESTMENTS — 0.45%	Principal Amount
Time Deposits — 0.45%
BNP Paribas, 0.03%, 07/01/2015*	$28,446	28,446
Total short-term investments (Cost $28,446)		28,446
Total investments — 100.41% (Cost $6,215,503)		6,279,833
Liabilities in excess of other assets — (0.41)%		(25,911)
Net assets — 100.00%		$6,253,922

(a) — Non-income producing security.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,149,378, which represented 34.37% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Global Value Fund

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Value Opportunities Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.47%
Bank of America Corp.	5.28%
JPMorgan Chase & Company	5.20%
Citigroup, Inc.	4.93%
Danieli & C Officine Meccaniche SpA	4.23%
Con-way, Inc.	4.17%
Royal Mail PLC	3.80%
Oracle Corp.	3.57%
Microsoft Corp.	3.57%
Corning, Inc.	3.53%
COMMON STOCKS — 89.77%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.35% Automobiles — 2.38%
Motors Liquidation Company GUC Trust	793,100	$15,267,175
Hotels, Restaurants & Leisure — 1.79%
Intrawest Resorts Holdings, Inc. (a)	952,000	11,062,240
Lakes Entertainment, Inc. (a)	49,900	453,092
		11,515,332
Household Durables — 2.75%
TRI Pointe Homes, Inc. (a)	1,153,500	17,648,550
Media — 1.43%
Comcast Corp.	152,100	9,147,294
TOTAL CONSUMER DISCRETIONARY		53,578,351
CONSUMER STAPLES — 0.95% Food & Staples Retailing — 0.95%
Wal-Mart Stores, Inc.	86,000	6,099,980
TOTAL CONSUMER STAPLES		6,099,980
ENERGY — 8.57% Energy Equipment & Services — 5.23%
Dresser-Rand Group, Inc. (a) (d)	263,500	22,444,930
WorleyParsons Ltd. (f)	1,380,600	11,084,553
		33,529,483
Oil, Gas & Consumable Fuels — 3.34%
Cairn Energy PLC (a) (d) (f)	1,251,600	3,333,499
Cobalt International Energy, Inc. (a)	963,300	9,353,643
Ophir Energy PLC (a) (d) (f)	3,788,500	6,746,416
Rockhopper Exploration PLC (a) (d) (f)	1,919,100	2,010,010
		21,443,568
TOTAL ENERGY		54,973,051
	Shares Held	Value
FINANCIALS — 24.04% Banks — 15.41%
Bank of America Corp. (d)	1,989,300	$33,857,886
Citigroup, Inc. (d)	572,900	31,646,996
JPMorgan Chase & Company (d)	492,200	33,351,472
		98,856,354
Insurance — 8.63%
American International Group, Inc. (d)	567,900	35,107,578
Global Indemnity PLC (a)	104,800	2,942,784
RSA Insurance Group PLC (d) (f)	2,772,900	17,291,130
		55,341,492
TOTAL FINANCIALS		154,197,846
HEALTH CARE — 6.40% Health Care Equipment & Supplies — 0.71%
Medtronic PLC	61,574	4,562,633
Health Care Providers & Services — 2.93%
Express Scripts Holding Company (a)	36,800	3,272,992
Hanger, Inc. (a)	663,600	15,554,784
		18,827,776
Pharmaceuticals — 2.76%
GlaxoSmithKline PLC — ADR	181,700	7,567,805
Sanofi — ADR	204,400	10,123,932
		17,691,737
TOTAL HEALTH CARE		41,082,146
INDUSTRIALS — 18.47% Air Freight & Logistics — 3.80%
Royal Mail PLC (d) (f)	3,014,800	24,373,041
Construction & Engineering — 0.75%
Bouygues SA	128,100	4,789,219

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
Machinery — 6.89%
Danieli & C Officine Meccaniche SpA (d)	1,791,700	$27,165,734
KSB AG (d) (f)	23,446	10,929,457
Navistar International Corp. (a) (c)	268,300	6,071,629
		44,166,820
Professional Services — 0.17%
Hudson Global, Inc. (a)	481,700	1,103,093
Road & Rail — 4.17%
Con-way, Inc. (d)	697,600	26,766,912
Trading Companies & Distributors — 2.69%
Rush Enterprises, Inc. (a)	658,900	17,269,769
TOTAL INDUSTRIALS		118,468,854
INFORMATION TECHNOLOGY — 14.30% Electronic Equipment, Instruments & Components — 5.63%
Corning, Inc.	1,147,600	22,642,148
Nippon Electric Glass Company Ltd. (d) (f)	2,659,300	13,448,049
		36,090,197
IT Services — 0.93%
International Business Machines Corp.	36,800	5,985,888
Software — 7.14%
Microsoft Corp.	519,000	22,913,850
Oracle Corp. (d)	568,600	22,914,580
		45,828,430
Technology Hardware, Storage & Peripherals — 0.60%
Hewlett-Packard Company	128,100	3,844,281
TOTAL INFORMATION TECHNOLOGY		91,748,796
MATERIALS — 3.42% Metals & Mining — 2.15%
Horsehead Holding Corp. (a) (c)	618,200	7,245,304
Noranda Aluminum Holding Corp.	2,500,400	2,125,340
Real Industry, Inc. (a)	389,782	4,424,026
		13,794,670
Paper & Forest Products — 1.27%
Louisiana-Pacific Corp. (a)	476,900	8,121,607
TOTAL MATERIALS		21,916,277
UTILITIES — 5.27% Electric Utilities — 3.03%
Great Plains Energy, Inc.	804,300	19,431,888
Independent Power and Renewable Electricity Producers — 2.24%
Calpine Corp. (a)	797,500	14,347,025
TOTAL UTILITIES		33,778,913
Total common stocks (Cost $576,024,834)		575,844,214
INVESTMENT COMPANIES — 0.15%	Shares Held	Value
Closed-End Funds — 0.15%
Boulder Growth & Income Fund, Inc.	118,292	$998,384
Total investment companies (Cost $649,324)		998,384
PREFERRED STOCKS — 0.17%
FINANCIALS — 0.17% Real Estate — 0.02%
W2007 Grace Acquisition I, Inc. (a)	6,366	154,710
Thrifts & Mortgage Finance — 0.15%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	197,637
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	630,952
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	104,720
		933,309
TOTAL FINANCIALS		1,088,019
Total preferred stocks (Cost $337,338)		1,088,019
CONVERTIBLE BONDS — 0.69%	Principal Amount
ENERGY — 0.69% Oil, Gas & Consumable Fuels — 0.69%
Cobalt International Energy, Inc. 2.625%, 12/01/2019	$6,000,000	4,436,250
TOTAL ENERGY		4,436,250
Total convertible bonds (Cost $4,141,816)		4,436,250
CORPORATE BONDS — 7.65%
FINANCIALS — 1.03% Diversified Financial Services — 1.03%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (Acquired 06/16/2015 — 06/26/2015, Cost $6,609,304) (r)	7,413,000	6,625,369
TOTAL FINANCIALS		6,625,369
INDUSTRIALS — 2.24% Building Products — 0.65%
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/2017	5,000,000	4,175,000
Trading Companies & Distributors — 1.59%
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (Acquired 12/23/2014, Cost $9,173,172) (r)	10,000,000	10,200,000
TOTAL INDUSTRIALS		14,375,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Value Opportunities Fund

	Principal Amount		Value
MATERIALS — 4.38% Chemicals — 3.20%
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 11/12/2014 — 06/19/2015, Cost $19,316,865) (i) (r)		$27,207,000	$20,541,285
Metals & Mining — 1.18%
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014, Cost $7,500,000) (i) (r)		7,500,000	7,537,500
TOTAL MATERIALS			28,078,785
Total corporate bonds (Cost $46,857,447)			49,079,154
WARRANTS — 0.72%	Shares Held
CONSUMER DISCRETIONARY — 0.21% Automobiles — 0.21%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00		33,866	804,995
Expiration: July 2019, Exercise Price: $18.33		33,866	543,549
TOTAL CONSUMER DISCRETIONARY			1,348,544
FINANCIALS — 0.51% Insurance — 0.51%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $45.00		117,400	3,253,154
TOTAL FINANCIALS			3,253,154
Total warrants (Cost $2,192,459)			4,601,698
Total long-term investments (Cost $630,203,218)			636,047,719
COLLATERAL FOR SECURITIES ON LOAN — 0.94%
Money Market Funds — 0.94%
Invesco Government & Agency Portfolio, 0.04%^		6,060,485	6,060,485
Total collateral for securities on loan (Cost $6,060,485)			6,060,485
SHORT-TERM INVESTMENTS — 0.76%	Principal Amount
Time Deposits — 0.76%
Brown Brothers Harriman & Co., 0.08%, 07/01/2015*	GBP	14	22
DNB Group, 0.03%, 07/01/2015*		$4,856,516	4,856,516
Total short-term investments (Cost $4,856,537)			4,856,538
Total investments — 100.85% (Cost $641,120,240)			646,964,742
Liabilities in excess of other assets — (0.85)%			(5,477,495)
Net assets — 100.00%			$641,487,247

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $5,935,774.

(d) — All or a portion of this security is segregated as collateral for futures contracts.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $89,216,155, which represented 13.91% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $44,904,154, which represented 7.00% of net assets.

ADR — American Depositary Receipt

GBP — British Pounds

^ — Rate shown is the 7-day yield as of June 30, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Futures Contracts — June 30, 2015

Hotchkis & Wiley Value Opportunities Fund

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	(540)	September 2015	$(53,071,875)	$(715,863)
Euro Fx Currency Futures	(150)	September 2015	(20,917,500)	227,083
Japanese Yen Currency Futures	(120)	September 2015	(12,273,750)	(105,463)
			$(86,263,125)	$(594,243)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

Largest Issuers	Percent of net assets
JPMorgan Chase & Company	2.88%
Wells Fargo & Company	2.86%
Microsoft Corp.	2.51%
The GEO Group, Inc.	2.06%
GlaxoSmithKline PLC	1.94%
Vodafone Group PLC	1.76%
Marathon Oil Corp.	1.73%
Royal Dutch Shell PLC	1.73%
Sanofi	1.72%
Willis Group Holdings PLC	1.71%
COMMON STOCKS — 55.80%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.19% Auto Components — 1.37%
Johnson Controls, Inc.	21,152	$1,047,659
Automobiles — 1.61%
Ford Motor Company	72,171	1,083,287
General Motors Company	2,145	71,493
General Motors Company — Escrow (a) (f) (i)	4,600	0
Motors Liquidation Company GUC Trust	3,717	71,552
		1,226,332
Hotels, Restaurants & Leisure — 1.75%
Carnival Corp.	9,318	460,216
McDonald's Corp.	9,260	880,347
		1,340,563
Multiline Retail — 1.46%
Kohl's Corp.	3,420	214,126
Target Corp.	11,034	900,706
		1,114,832
TOTAL CONSUMER DISCRETIONARY		4,729,386
CONSUMER STAPLES — 4.27% Food & Staples Retailing — 1.40%
Wal-Mart Stores, Inc. (d)	15,035	1,066,433
Food Products — 1.45%
Kellogg Company	17,748	1,112,799
Tobacco — 1.42%
Philip Morris International, Inc. (d)	13,500	1,082,295
TOTAL CONSUMER STAPLES		3,261,527
ENERGY — 5.11% Energy Equipment & Services — 0.00%
Lone Pine Resources Canada Ltd. (a) (f) (i)	3,118	0
Lone Pine Resources, Inc. (a) (f) (i)	3,118	0
Lone Pine Resources, Inc. — Escrow (a) (f) (i)	25,000	0
		0
	Shares Held	Value
Oil, Gas & Consumable Fuels — 5.11%
Marathon Oil Corp.	49,692	$1,318,826
Murphy Oil Corp.	30,451	1,265,848
Royal Dutch Shell PLC — ADR (d)	23,121	1,318,128
		3,902,802
TOTAL ENERGY		3,902,802
FINANCIALS — 14.00% Banks — 6.30%
Bank of America Corp.	25,382	432,002
JPMorgan Chase & Company (d)	32,445	2,198,473
Wells Fargo & Company (d)	38,787	2,181,381
		4,811,856
Capital Markets — 1.17%
Fifth Street Asset Management, Inc.	86,713	891,410
Insurance — 3.74%
American International Group, Inc.	7,157	442,446
The Chubb Corp.	6,853	651,994
Horace Mann Educators Corp.	12,613	458,861
Willis Group Holdings PLC	27,790	1,303,351
		2,856,652
Real Estate Investment Trusts — 2.79%
Corrections Corp. of America	25,520	844,202
The GEO Group, Inc. (d)	37,558	1,282,981
		2,127,183
TOTAL FINANCIALS		10,687,101
HEALTH CARE — 5.51% Health Care Equipment & Supplies — 0.56%
Medtronic PLC	5,833	432,225

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
Pharmaceuticals — 4.95%
Eli Lilly & Company (d)	11,805	$985,599
GlaxoSmithKline PLC — ADR (d)	35,498	1,478,492
Sanofi — ADR	26,541	1,314,576
		3,778,667
TOTAL HEALTH CARE		4,210,892
INDUSTRIALS — 5.33% Aerospace & Defense — 2.19%
BAE Systems PLC — ADR	28,515	808,971
The Boeing Company (d)	6,241	865,751
		1,674,722
Machinery — 3.14%
CNH Industrial NV	49,775	461,912
Cummins, Inc.	6,442	845,127
PACCAR, Inc.	10,183	649,777
Stanley Black & Decker, Inc.	4,152	436,956
		2,393,772
TOTAL INDUSTRIALS		4,068,494
INFORMATION TECHNOLOGY — 8.80% Communications Equipment — 1.33%
Telefonaktiebolaget LM Ericsson — ADR	97,465	1,017,535
Electronic Equipment, Instruments & Components — 1.11%
Corning, Inc.	42,809	844,622
IT Services — 1.13%
International Business Machines Corp.	5,285	859,658
Semiconductors & Semiconductor Equipment — 1.09%
Texas Instruments, Inc.	16,240	836,522
Software — 3.62%
CA, Inc.	14,620	428,220
Microsoft Corp. (d)	43,445	1,918,097
Oracle Corp.	10,391	418,757
		2,765,074
Technology Hardware, Storage & Peripherals — 0.52%
Hewlett-Packard Company	13,228	396,972
TOTAL INFORMATION TECHNOLOGY		6,720,383
TELECOMMUNICATION SERVICES — 1.76% Wireless Telecommunication Services — 1.76%
Vodafone Group PLC — ADR (d)	36,808	1,341,652
TOTAL TELECOMMUNICATION SERVICES		1,341,652
UTILITIES — 4.83% Electric Utilities — 3.19%
Great Plains Energy, Inc.	27,105	654,857
PPL Corp.	37,917	1,117,413
The Southern Company	15,815	662,649
		2,434,919
	Shares Held	Value
Multi-Utilities — 1.64%
Public Service Enterprise Group, Inc. (d)	31,854	$1,251,225
TOTAL UTILITIES		3,686,144
Total common stocks (Cost $40,200,813)		42,608,381
INVESTMENT COMPANIES — 0.27%
Business Development Companies — 0.27%
Fifth Street Senior Floating Rate Corp.	22,047	203,273
Total investment companies (Cost $222,342)		203,273
PREFERRED STOCKS — 1.51%
ENERGY — 0.02% Energy Equipment & Services — 0.02%
Lone Pine Resources Canada Ltd. (a) (f) (i)	12,005	11,645
Lone Pine Resources, Inc. Multiple Voting Shares (a) (f) (i)	12,005	0
		11,645
TOTAL ENERGY		11,645
FINANCIALS — 1.49% Banks — 1.49%
Citigroup, Inc., 7.125% (b)	9,739	266,555
Countrywide Capital V, 7.000%	8,870	228,403
Morgan Stanley Capital Trust III, 6.250%	7,932	202,504
Morgan Stanley Capital Trust VIII, 6.450%	2,159	54,731
Royal Bank of Scotland Group PLC, 6.400%	4,455	110,974
Royal Bank of Scotland Group PLC, 6.600%	10,107	252,069
Synovus Financial Corp., 7.875% (b)	836	23,237
		1,138,473
TOTAL FINANCIALS		1,138,473
Total preferred stocks (Cost $1,105,111)		1,150,118
CONVERTIBLE PREFERRED STOCKS — 0.16%
ENERGY — 0.16% Energy Equipment & Services — 0.10%
McDermott International, Inc., 6.250%	3,768	73,212
Oil, Gas & Consumable Fuels — 0.06%
PetroQuest Energy, Inc., 6.875% (i)	1,853	48,178
TOTAL ENERGY		121,390
Total convertible preferred stocks (Cost $169,359)		121,390
CONVERTIBLE BONDS — 0.53%	Principal Amount
ENERGY — 0.23% Oil, Gas & Consumable Fuels — 0.23%
Cobalt International Energy, Inc. 3.125%, 05/15/2024	$240,000	175,050
TOTAL ENERGY		175,050

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
INDUSTRIALS — 0.30% Machinery — 0.30%
Meritor, Inc. 7.875%, 03/01/2026	$74,000	$117,290
Navistar International Corp. 4.750%, 04/15/2019	135,000	116,184
		233,474
TOTAL INDUSTRIALS		233,474
Total convertible bonds (Cost $458,270)		408,524
CORPORATE BONDS — 37.15%
CONSUMER DISCRETIONARY — 9.71% Auto Components — 0.67%
Schaeffler Holding Finance BV 6.750%, 11/15/2022 (Acquired 10/21/2014 — 03/17/2015, Cost $246,367) (p) (r)	235,000	254,681
ZF North America Capital, Inc. 4.750%, 04/29/2025 (Acquired 04/24/2015 — 05/11/2015, Cost $259,365) (r)	260,000	253,175
		507,856
Hotels, Restaurants & Leisure — 2.04%
1011778 BC ULC/New Red Finance, Inc. 6.000%, 04/01/2022 (Acquired 09/24/2014 — 05/04/2015, Cost $205,126) (r)	204,000	210,120
Boyd Gaming Corp. 6.875%, 05/15/2023	105,000	108,150
Interval Acquisition Corp. 5.625%, 04/15/2023 (Acquired 04/02/2015 — 04/10/2015, Cost $255,923) (r)	255,000	259,463
MGM Resorts International 7.750%, 03/15/2022	299,000	330,394
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	220,000	227,150
Shearer's Foods LLC/Chip Finance Corp. 9.000%, 11/01/2019 (Acquired 10/24/2012 — 02/19/2015, Cost $182,902) (r)	172,000	185,760
Wynn Macau Ltd. 5.250%, 10/15/2021 (Acquired 03/13/2014 — 03/17/2015, Cost $248,198) (r)	250,000	237,500
		1,558,537
	Principal Amount	Value
Household Durables — 1.05%
Century Communities, Inc. 6.875%, 05/15/2022 (i)	$78,000	$77,025
WCI Communities, Inc. 6.875%, 08/15/2021	225,000	233,438
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	308,000	292,600
William Lyon Homes, Inc. 8.500%, 11/15/2020	181,000	196,385
		799,448
Leisure Products — 0.97%
Apex Tool Group LLC 7.000%, 02/01/2021 (Acquired 01/25/2013 — 04/01/2015, Cost $277,851) (r)	285,000	255,788
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 11/14/2014, Cost $236,665) (r)	230,000	233,450
MCE Finance Ltd. 5.000%, 02/15/2021 (Acquired 02/06/2013 — 12/30/2014, Cost $259,596) (r)	264,000	252,120
		741,358
Media — 2.93%
Altice SA 7.625%, 02/15/2025 (Acquired 01/30/2015 — 05/21/2015, Cost $277,338) (r)	275,000	259,188
Cable One, Inc. 5.750%, 06/15/2022 (Acquired 06/03/2015 — 06/08/2015, Cost $207,498) (r)	205,000	208,075
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, 06/01/2020	116,000	122,815
Entercom Radio LLC 10.500%, 12/01/2019	205,000	220,888
MDC Partners, Inc. 6.750%, 04/01/2020 (Acquired 03/15/2013 — 04/28/2015, Cost $276,602) (r)	270,000	270,000
Numericable — SFR SAS 6.000%, 05/15/2022 (Acquired 04/23/2014 — 12/29/2014, Cost $309,435) (r)	305,000	301,377
Townsquare Media, Inc. 6.500%, 04/01/2023 (Acquired 03/24/2015 — 05/18/2015, Cost $260,875) (r)	260,000	258,375
Virgin Media Finance PLC 6.375%, 04/15/2023 (Acquired 02/07/2013 — 12/29/2014, Cost $276,226) (r)	265,000	274,938
VTR Finance BV 6.875%, 01/15/2024 (Acquired 01/27/2014 — 03/09/2015, Cost $326,898) (r)	318,000	325,742
		2,241,398

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Multiline Retail — 0.29%
Family Tree Escrow LLC 5.750%, 03/01/2023 (Acquired 02/06/2015 — 02/09/2015, Cost $215,278) (r)	$210,000	$220,500
Specialty Retail — 1.48%
Argos Merger Sub, Inc. 7.125%, 03/15/2023 (Acquired 02/18/2015 — 05/04/2015, Cost $260,392) (r)	255,000	267,750
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/2019 (Acquired 01/28/2015 — 06/08/2015, Cost $113,164) (p) (r)	130,000	105,300
CST Brands, Inc. 5.000%, 05/01/2023	278,000	278,000
The Men's Wearhouse, Inc. 7.000%, 07/01/2022	256,000	275,200
Outerwall, Inc. 5.875%, 06/15/2021	220,000	206,800
		1,133,050
Textiles, Apparel & Luxury Goods — 0.28%
Quiksilver, Inc./QS Wholesale, Inc. 7.875%, 08/01/2018 (Acquired 07/11/2013 — 05/05/2015, Cost $219,959) (r)	218,000	187,480
10.000%, 08/01/2020	70,000	26,600
		214,080
TOTAL CONSUMER DISCRETIONARY		7,416,227
CONSUMER STAPLES — 1.63% Food Products — 0.79%
Pinnacle Operating Corp. 9.000%, 11/15/2020 (Acquired 09/13/2013 — 02/26/2015, Cost $296,104) (r)	282,000	280,590
Wells Enterprises, Inc. 6.750%, 02/01/2020 (Acquired 01/15/2013 — 04/22/2015, Cost $324,121) (r)	314,000	321,850
		602,440
Household Products — 0.84%
American Greetings Corp. 7.375%, 12/01/2021	293,000	308,748
Central Garden & Pet Company 8.250%, 03/01/2018	153,000	157,055
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020	225,000	173,250
		639,053
TOTAL CONSUMER STAPLES		1,241,493
	Principal Amount	Value
ENERGY — 6.19% Energy Equipment & Services — 2.88%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	$220,000	$213,400
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 05/20/2015, Cost $166,906) (r)	170,000	160,225
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/2020 (Acquired 04/14/2015 — 05/06/2015, Cost $116,191) (r)	120,000	105,900
Globe Luxembourg SCA 9.625%, 05/01/2018 (Acquired 05/02/2013 — 05/26/2015, Cost $207,370) (r)	200,000	193,000
McDermott International, Inc. 8.000%, 05/01/2021 (Acquired 04/10/2014 — 03/03/2015, Cost $290,037) (r)	330,000	298,650
Paragon Offshore PLC 6.750%, 07/15/2022 (Acquired 07/11/2014 — 04/21/2015, Cost $288,869) (r)	330,000	110,550
Parsley Energy LLC/Parsley Finance Corp. 7.500%, 02/15/2022 (Acquired 01/31/2014 — 02/12/2015, Cost $249,333) (r)	241,000	245,745
PHI, Inc. 5.250%, 03/15/2019	323,000	300,390
Shale-Inland Holdings LLC/ Shale-Inland Finance Corp. 8.750%, 11/15/2019 (Acquired 10/26/2012 — 04/20/2015, Cost $159,498) (r)	160,000	120,800
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (Acquired 10/10/2012 — 03/13/2015, Cost $188,319) (r)	195,000	174,525
Unit Corp. 6.625%, 05/15/2021	284,000	276,900
		2,200,085

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Oil, Gas & Consumable Fuels — 3.31%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, 04/15/2021	$241,000	$238,590
Comstock Resources, Inc. 10.000%, 03/15/2020 (Acquired 03/04/2015 — 03/09/2015, Cost $210,000) (r)	210,000	191,100
9.500%, 06/15/2020	235,000	100,463
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	253,000	238,453
Gulfport Energy Corp. 7.750%, 11/01/2020	285,000	299,962
Holly Energy Partners LP/ Holly Energy Finance Corp. 6.500%, 03/01/2020	241,000	241,603
Kosmos Energy Ltd. 7.875%, 08/01/2021 (Acquired 07/25/2014 — 04/28/2015, Cost $313,148) (r)	323,000	313,309
Niska Gas Storage Canada ULC/ Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	133,000	125,685
PBF Holding Company LLC/PBF Finance Corp. 8.250%, 02/15/2020	237,000	251,576
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, 05/15/2023 (Acquired 05/07/2015 — 05/29/2015, Cost $225,737) (r)	223,000	225,230
PetroQuest Energy, Inc. 10.000%, 09/01/2017	205,000	193,725
Warren Resources, Inc. 9.000%, 08/01/2022 (Acquired 08/06/2014 — 12/04/2014, Cost $215,752) (r)	223,000	107,040
		2,526,736
TOTAL ENERGY		4,726,821
FINANCIALS — 2.13% Banks — 0.86%
AerCap Ireland Capital Ltd./ AerCap Global Aviation Trust 4.625%, 07/01/2022	120,000	120,300
First Tennessee Capital II 6.300%, 04/15/2034 (i)	260,000	247,650
Popular, Inc. 7.000%, 07/01/2019	292,000	293,095
		661,045
	Principal Amount	Value
Consumer Finance — 0.49%
Credit Acceptance Corp. 6.125%, 02/15/2021	$265,000	$266,656
7.375%, 03/15/2023 (Acquired 03/25/2015 — 04/16/2015, Cost $104,326) (r)	105,000	108,675
		375,331
Diversified Financial Services — 0.40%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (Acquired 01/27/2014 — 01/26/2015, Cost $340,389) (r)	340,000	303,875
Real Estate Investment Trusts — 0.38%
The GEO Group, Inc. 5.875%, 10/15/2024	280,000	289,800
TOTAL FINANCIALS		1,630,051
HEALTH CARE — 2.98% Health Care Equipment & Supplies — 0.31%
Halyard Health, Inc. 6.250%, 10/15/2022 (Acquired 10/02/2014 — 03/18/2015, Cost $228,410) (r)	223,000	234,568
Health Care Providers & Services — 1.39%
CHS/Community Health Systems, Inc. 6.875%, 02/01/2022	205,000	217,044
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp. 8.125%, 06/15/2021 (Acquired 04/23/2015 — 06/16/2015, Cost $129,383) (r)	129,000	133,193
HCA, Inc. 6.500%, 02/15/2020	235,000	263,200
5.375%, 02/01/2025	240,000	243,000
Tenet Healthcare Corp. 6.750%, 06/15/2023 (Acquired 06/02/2015 — 06/08/2015, Cost $105,632) (r)	105,000	107,297
Universal Hospital Services, Inc. 7.625%, 08/15/2020	105,000	97,125
		1,060,859
Health Care Technology — 0.48%
Hologic, Inc. 5.250%, 07/15/2022 (Acquired 06/18/2015, Cost $87,385) (e) (r)	87,000	89,066
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.750%, 08/01/2022 (Acquired 07/30/2014 — 02/03/2015, Cost $270,362) (r)	268,000	274,365
		363,431

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Pharmaceuticals — 0.80%
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6.000%, 07/15/2023 (Acquired 06/24/2015, Cost $51,000) (e) (r)	$51,000	$52,275
Grifols Worldwide Operations Ltd. 5.250%, 04/01/2022	260,000	261,300
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025 (Acquired 03/13/2015 — 06/15/2015, Cost $295,242) (r)	290,000	299,425
		613,000
TOTAL HEALTH CARE		2,271,858
INDUSTRIALS — 5.65% Aerospace & Defense — 0.26%
CBC Ammo LLC/CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 05/11/2015, Cost $184,573) (i) (r)	210,000	197,925
Building Products — 1.46%
Allegion U.S. Holding Company, Inc. 5.750%, 10/01/2021	160,000	166,000
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/2017	189,000	157,815
Masonite International Corp. 5.625%, 03/15/2023 (Acquired 03/09/2015, Cost $245,000) (r)	245,000	250,206
Roofing Supply Group LLC/ Roofing Supply Finance, Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012 — 01/09/2015, Cost $262,456) (r)	250,000	256,875
WESCO Distribution, Inc. 5.375%, 12/15/2021	278,000	282,169
		1,113,065
Commercial Services & Supplies — 1.26%
Aguila 3 SA 7.875%, 01/31/2018 (Acquired 03/24/2014 — 09/17/2014, Cost $201,090) (r)	195,000	193,781
Ashtead Capital, Inc. 5.625%, 10/01/2024 (Acquired 09/10/2014 — 03/03/2015, Cost $260,409) (r)	255,000	256,913
Audatex North America, Inc. 6.125%, 11/01/2023 (Acquired 11/12/2014 — 01/28/2015, Cost $242,157) (r)	234,000	241,313
Zachry Holdings, Inc. 7.500%, 02/01/2020 (Acquired 01/18/2013 — 04/02/2015, Cost $285,766) (r)	272,000	271,999
		964,006
	Principal Amount	Value
Construction & Engineering — 1.17%
AECOM 5.875%, 10/15/2024 (Acquired 09/17/2014 — 03/05/2015, Cost $347,734) (r)	$340,000	$345,525
Rice Energy, Inc. 6.250%, 05/01/2022	275,000	274,313
RSI Home Products, Inc. 6.500%, 03/15/2023 (Acquired 03/05/2015, Cost $270,000) (r)	270,000	273,375
		893,213
Electrical Equipment — 0.31%
General Cable Corp. 5.750%, 10/01/2022	251,000	236,568
Machinery — 0.83%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (Acquired 05/01/2015 — 05/19/2015, Cost $187,581) (r)	185,000	183,150
Meritor, Inc. 6.250%, 02/15/2024	195,000	193,538
Navistar International Corp. 8.250%, 11/01/2021	270,000	257,850
		634,538
Trading Companies & Distributors — 0.36%
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (Acquired 12/23/2014 — 03/02/2015, Cost $257,269) (r)	271,000	276,420
TOTAL INDUSTRIALS		4,315,735
INFORMATION TECHNOLOGY — 2.61% Communications Equipment — 0.22%
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (Acquired 05/28/2015 — 05/29/2015, Cost $170,584) (r)	170,000	169,788

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Electronic Equipment, Instruments & Components — 1.24%
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (Acquired 11/19/2014 — 01/05/2015, Cost $165,792) (p) (r)	$160,000	$166,600
Freescale Semiconductor, Inc. 6.000%, 01/15/2022 (Acquired 10/28/2013 — 09/18/2014, Cost $167,883) (r)	163,000	173,188
NXP BV/NXP Funding LLC 4.625%, 06/15/2022 (Acquired 06/02/2015 — 06/09/2015, Cost $90,005) (r)	90,000	89,438
5.750%, 03/15/2023 (Acquired 06/11/2013 — 09/17/2014, Cost $188,563) (r)	183,000	190,777
Sensata Technologies BV 5.625%, 11/01/2024 (Acquired 10/07/2014 — 03/19/2015, Cost $177,882) (r)	175,000	180,905
Zebra Technologies Corp. 7.250%, 10/15/2022 (Acquired 09/30/2014 — 06/05/2015, Cost $141,699) (r)	135,000	146,475
		947,383
Software — 0.79%
ACI Worldwide, Inc. 6.375%, 08/15/2020 (Acquired 08/15/2013 — 04/21/2014, Cost $172,989) (r)	168,000	177,450
First Data Corp. 8.750%, 01/15/2022 (Acquired 11/19/2012 — 07/31/2014, Cost $237,003) (r)	225,884	240,708
VeriSign, Inc. 5.250%, 04/01/2025 (Acquired 03/24/2015 — 05/04/2015, Cost $183,353) (r)	181,000	181,000
		599,158
Technology Hardware, Storage & Peripherals — 0.36%
CDW LLC/CDW Finance Corp. 5.500%, 12/01/2024	276,000	273,930
TOTAL INFORMATION TECHNOLOGY		1,990,259
	Principal Amount	Value
MATERIALS — 4.87% Chemicals — 2.33%
The Chemours Company 7.000%, 05/15/2025 (Acquired 05/05/2015 — 05/19/2015, Cost $191,045) (r)	$190,000	$184,775
Hexion, Inc. 6.625%, 04/15/2020	246,000	226,935
9.000%, 11/15/2020	165,000	120,450
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 04/14/2015, Cost $244,761) (i) (r)	248,000	187,240
Momentive Performance Materials, Inc. 3.880%, 10/24/2021	282,000	254,505
Momentive Performance Materials, Inc. — Escrow 8.875%, 10/15/2020 (a) (f) (i)	282,000	0
OMNOVA Solutions, Inc. 7.875%, 11/01/2018	282,000	283,057
Platform Specialty Products Corp. 6.500%, 02/01/2022 (Acquired 01/23/2015 — 02/03/2015, Cost $258,377) (r)	255,000	264,562
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (Acquired 05/08/2014 — 02/04/2015, Cost $273,666) (r)	285,000	255,788
		1,777,312
Containers & Packaging — 0.43%
Ball Corp. 5.250%, 07/01/2025	205,000	203,719
Silgan Holdings, Inc. 5.500%, 02/01/2022	122,000	126,270
		329,989
Metals & Mining — 1.53%
Century Aluminum Company 7.500%, 06/01/2021 (Acquired 05/23/2013 — 02/23/2015, Cost $246,406) (r)	240,000	244,500
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014 — 11/04/2014, Cost $110,583) (i) (r)	110,000	110,550
10.500%, 06/01/2017 (Acquired 07/19/2012 — 01/29/2015, Cost $190,094) (i) (r)	180,000	191,475
Kaiser Aluminum Corp. 8.250%, 06/01/2020	103,000	111,755
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019	220,000	157,300
Rain CII Carbon LLC/CII Carbon Corp. 8.000%, 12/01/2018 (Acquired 12/31/2010 — 04/06/2015, Cost $165,036) (r)	165,000	162,113
8.250%, 01/15/2021 (Acquired 12/14/2012 — 03/02/2015, Cost $206,133) (r)	200,000	195,500
		1,173,193

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Paper & Forest Products — 0.58%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 03/11/2015, Cost $249,847) (i) (r)	$256,000	$162,560
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 02/18/2015, Cost $278,080) (i) (r)	276,000	278,070
		440,630
TOTAL MATERIALS		3,721,124
TELECOMMUNICATION SERVICES — 0.59% Diversified Telecommunication Services — 0.32%
Communications Sales & Leasing, Inc. 8.250%, 10/15/2023 (Acquired 04/16/2015 — 05/19/2015, Cost $249,667) (r)	250,000	246,563
Wireless Telecommunication Services — 0.27%
Wind Acquisition Finance SA 7.375%, 04/23/2021 (Acquired 04/08/2014 — 01/27/2015, Cost $201,741) (r)	203,000	205,791
TOTAL TELECOMMUNICATION SERVICES		452,354
UTILITIES — 0.79% Independent Power and Renewable Electricity Producers — 0.79%
Calpine Corp. 5.750%, 01/15/2025	260,000	253,825
Dynegy, Inc. 7.625%, 11/01/2024 (Acquired 10/10/2014 — 06/23/2015, Cost $336,644) (r)	325,000	346,125
		599,950
TOTAL UTILITIES		599,950
Total corporate bonds (Cost $29,377,300)		28,365,872
ASSET-BACKED SECURITIES — 0.58%
INDUSTRIALS — 0.58% Airlines — 0.58%
U.S. Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	153,075	173,548
U.S. Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	246,861	267,845
		441,393
TOTAL INDUSTRIALS		441,393
Total asset-backed securities (Cost $431,639)		441,393
TERM LOANS — 1.30%	Principal Amount	Value
CONSUMER DISCRETIONARY — 0.39% Multiline Retail — 0.39%
J.C. Penney Corp., Inc. 6.000%, 05/22/2018 (b)	$296,356	$296,144
TOTAL CONSUMER DISCRETIONARY		296,144
ENERGY — 0.58% Energy Equipment & Services — 0.58%
Fieldwood Energy LLC 8.375%, 09/30/2020 (b)	310,000	238,846
Jonah Energy LLC 7.500%, 05/12/2021 (b)	215,000	205,056
		443,902
TOTAL ENERGY		443,902
MATERIALS — 0.33% Containers & Packaging — 0.33%
Rexam Healthcare 8.000%, 05/02/2022 (b)	255,000	255,956
TOTAL MATERIALS		255,956
Total term loans (Cost $1,031,766)		996,002
WARRANTS — 0.06%	Shares Held
Automobiles — 0.06%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00	886	21,060
Expiration: July 2019, Exercise Price: $18.33	1,491	23,931
Total warrants (Cost $42,461)		44,991
Total long-term investments (Cost $73,039,061)		74,339,944
SHORT-TERM INVESTMENTS — 2.18%	Principal Amount
Time Deposits — 2.18%
Banco Santander SA, 0.03%, 07/01/2015*	$1,665,180	1,665,180
Total short-term investments (Cost $1,665,180)		1,665,180
Total investments — 99.54% (Cost $74,704,241)		76,005,124
Other assets in excess of liabilities — 0.46%		350,979
Net assets — 100.00%		$76,356,103

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2015.

(d) — All or a portion of this security is segregated as collateral for bridge loan commitments and delayed delivery securities.

(e) — Delayed delivery security.
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley Capital Income Fund

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $11,645, which represented 0.02% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $16,771,458, which represented 21.96% of net assets.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
HCA, Inc.	1.44%
American Airlines Group, Inc. (includes U.S. Airways)	1.24%
Royal Bank of Scotland Group PLC	1.12%
Navistar International Corp.	1.07%
Credit Acceptance Corp.	1.03%
Dynegy, Inc.	1.00%
AECOM	0.99%
Hexion, Inc.	0.98%
CommScope Holding Company, Inc. (includes CommScope Technologies Finance LLC)	0.96%
Rain CII Carbon LLC/CII Carbon Corp.	0.95%
CORPORATE BONDS — 83.43%	Principal Amount	Value
Advertising — 0.79%
MDC Partners, Inc. 6.750%, 04/01/2020 (Acquired 03/15/2013 — 06/25/2015, Cost $22,398,853) (r)	$21,810,000	$21,810,000
Aerospace/Defense — 0.60%
CBC Ammo LLC/CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 06/16/2015, Cost $15,464,258) (i) (r)	17,445,000	16,441,912
Auto Parts & Equipment — 2.38%
Lear Corp. 5.375%, 03/15/2024	7,000,000	7,140,000
Meritor, Inc. 6.250%, 02/15/2024	15,800,000	15,681,500
Schaeffler Holding Finance BV 6.750%, 11/15/2022 (Acquired 10/21/2014 — 03/17/2015, Cost $21,340,681) (p) (r)	20,270,000	21,967,612
ZF North America Capital, Inc. 4.750%, 04/29/2025 (Acquired 04/24/2015 — 05/11/2015, Cost $21,029,826) (r)	21,070,000	20,516,913
		65,306,025
Automakers — 0.72%
Navistar International Corp. (d) 8.250%, 11/01/2021	20,647,000	19,717,885
Banking — 0.95%
First Tennessee Capital II 6.300%, 04/15/2034 (i)	1,165,000	1,109,663
Popular, Inc. 7.000%, 07/01/2019	24,792,000	24,884,970
		25,994,633
	Principal Amount	Value
Building & Construction — 3.00%
Century Communities, Inc. 6.875%, 05/15/2022 (i)	$4,512,000	$4,455,600
WCI Communities, Inc. 6.875%, 08/15/2021	18,477,000	19,169,887
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	25,068,000	23,814,600
William Lyon Homes, Inc. 8.500%, 11/15/2020 (d)	12,589,000	13,659,065
Zachry Holdings, Inc. 7.500%, 02/01/2020 (Acquired 01/18/2013 — 05/21/2015, Cost $21,467,115) (r)	21,151,000	21,151,000
		82,250,152
Building Materials — 4.01%
Allegion U.S. Holding Company, Inc. 5.750%, 10/01/2021 (d)	12,025,000	12,475,937
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/2017 (d)	18,655,000	15,576,925
Masonite International Corp. 5.625%, 03/15/2023 (Acquired 03/09/2015 — 06/22/2015, Cost $17,880,325) (r)	17,864,000	18,243,610
Roofing Supply Group LLC/ Roofing Supply Finance, Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012 — 05/08/2015, Cost $20,954,222) (r)	20,179,000	20,733,923
RSI Home Products, Inc. 6.500%, 03/15/2023 (Acquired 03/05/2015 — 06/02/2015, Cost $21,297,398) (r)	21,215,000	21,480,187
WESCO Distribution, Inc. 5.375%, 12/15/2021 (d)	21,407,000	21,728,105
		110,238,687

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Cable & Satellite TV — 3.61%
Altice SA 7.625%, 02/15/2025 (Acquired 01/30/2015 — 05/21/2015, Cost $21,395,592) (r)	$21,220,000	$19,999,850
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, 06/01/2020 (d)	9,192,000	9,732,030
Numericable — SFR SAS 6.000%, 05/15/2022 (Acquired 04/23/2014 — 06/03/2015, Cost $24,535,536) (r)	24,235,000	23,947,209
Virgin Media Finance PLC 6.375%, 04/15/2023 (Acquired 02/07/2013 — 05/11/2015, Cost $21,158,086) (r)	20,415,000	21,180,563
VTR Finance BV 6.875%, 01/15/2024 (Acquired 01/27/2014 — 06/16/2015, Cost $24,371,611) (r)	23,823,000	24,403,090
		99,262,742
Chemicals — 5.19%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding 7.375%, 05/01/2021 (Acquired 01/16/2013 — 06/22/2015, Cost $16,315,051) (r)	15,666,000	16,821,368
The Chemours Company 7.000%, 05/15/2025 (Acquired 05/05/2015 — 05/19/2015, Cost $14,795,776) (r)	14,715,000	14,310,337
Hexion, Inc. 6.625%, 04/15/2020 (d)	18,569,000	17,129,902
9.000%, 11/15/2020	13,485,000	9,844,050
Momentive Performance Materials, Inc. 3.880%, 10/24/2021 (d)	22,013,000	19,866,733
Momentive Performance Materials, Inc. — Escrow 8.875%, 10/15/2020 (a) (f) (i)	22,013,000	0
OMNOVA Solutions, Inc. 7.875%, 11/01/2018 (d)	21,327,000	21,406,976
Perstorp Holding AB 8.750%, 05/15/2017 (Acquired 11/09/2012 — 04/16/2015, Cost $22,605,622) (r)	22,192,000	23,190,640
Platform Specialty Products Corp. 6.500%, 02/01/2022 (Acquired 01/23/2015 — 03/17/2015, Cost $19,450,779) (r)	19,180,000	19,899,250
		142,469,256
	Principal Amount	Value
Consumer/Commercial/Lease Financing — 1.40%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625%, 07/01/2022	$9,880,000	$9,904,700
Credit Acceptance Corp. 6.125%, 02/15/2021	19,925,000	20,049,531
7.375%, 03/15/2023 (Acquired 03/25/2015 — 04/16/2015, Cost $8,020,035) (r)	8,070,000	8,352,450
		38,306,681
Discount Stores — 0.61%
Family Tree Escrow LLC 5.750%, 03/01/2023 (Acquired 02/06/2015 — 05/04/2015, Cost $16,331,748) (r)	15,895,000	16,689,750
Diversified Capital Goods — 1.37%
Apex Tool Group LLC 7.000%, 02/01/2021 (Acquired 01/25/2013 — 04/28/2015, Cost $21,456,681) (r)	21,945,000	19,695,637
General Cable Corp. 5.750%, 10/01/2022	19,026,000	17,932,005
		37,627,642
Electric — Generation — 1.80%
Calpine Corp. 5.750%, 01/15/2025	22,437,000	21,904,121
Dynegy, Inc. 7.625%, 11/01/2024 (Acquired 10/10/2014 — 06/23/2015, Cost $26,770,236) (r)	25,760,000	27,434,400
		49,338,521
Electronics — 2.30%
Freescale Semiconductor, Inc. 6.000%, 01/15/2022 (Acquired 10/28/2013 — 10/28/2014, Cost $12,548,737) (r)	12,416,000	13,192,000
NXP BV/NXP Funding LLC 4.625%, 06/15/2022 (Acquired 06/02/2015 — 06/09/2015, Cost $8,500,516) (r)	8,500,000	8,446,875
5.750%, 03/15/2023 (Acquired 06/11/2013 — 09/17/2014, Cost $13,907,126) (r)	13,655,000	14,235,337
Sensata Technologies BV 5.625%, 11/01/2024 (Acquired 10/07/2014 — 06/23/2015, Cost $13,757,122) (r)	13,418,000	13,870,858
Zebra Technologies Corp. 7.250%, 10/15/2022 (Acquired 09/30/2014 — 06/17/2015, Cost $13,104,959) (r)	12,343,000	13,392,155
		63,137,225

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Energy — Exploration & Production — 6.44%
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 05/20/2015, Cost $13,398,773) (r)	$13,645,000	$12,860,412
Comstock Resources, Inc. 10.000%, 03/15/2020 (Acquired 03/04/2015 — 04/09/2015, Cost $14,829,935) (r)	14,840,000	13,504,400
9.500%, 06/15/2020 (d)	17,701,000	7,567,177
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/2020 (Acquired 04/14/2015 — 05/06/2015, Cost $9,260,162) (r)	9,565,000	8,441,113
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	18,674,000	17,600,245
Gulfport Energy Corp. 7.750%, 11/01/2020	22,919,000	24,122,248
Kosmos Energy Ltd. 7.875%, 08/01/2021 (Acquired 07/25/2014 — 04/28/2015, Cost $25,999,553) (r)	26,877,000	26,070,690
Parsley Energy LLC/Parsley Finance Corp. 7.500%, 02/15/2022 (Acquired 01/31/2014 — 03/03/2015, Cost $20,054,859) (r)	19,661,000	20,048,125
PetroQuest Energy, Inc. 10.000%, 09/01/2017	18,921,000	17,880,345
Rice Energy, Inc. 6.250%, 05/01/2022 (d)	21,465,000	21,411,338
Warren Resources, Inc. 9.000%, 08/01/2022 (Acquired 08/06/2014 — 12/04/2014, Cost $14,518,224) (r)	15,131,000	7,262,880
		176,768,973
Food — Wholesale — 2.35%
Pinnacle Operating Corp. 9.000%, 11/15/2020 (Acquired 09/13/2013 — 06/22/2015, Cost $24,171,444) (r)	23,318,000	23,201,410
Shearer's Foods LLC/Chip Finance Corp. 9.000%, 11/01/2019 (Acquired 10/24/2012 — 06/22/2015, Cost $16,772,943) (r)	15,815,000	17,080,200
Wells Enterprises, Inc. 6.750%, 02/01/2020 (Acquired 01/15/2013 — 04/23/2015, Cost $24,472,100) (r)	23,791,000	24,385,775
		64,667,385
	Principal Amount	Value
Forestry/Paper — 1.92%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 06/12/2015, Cost $17,513,514) (i) (r)	$19,350,000	$12,287,250
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 06/02/2015, Cost $20,440,160) (i) (r)	20,348,000	20,500,610
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (Acquired 05/08/2014 — 04/23/2015, Cost $21,013,149) (r)	22,085,000	19,821,287
		52,609,147
Gaming — 2.65%
Boyd Gaming Corp. 6.875%, 05/15/2023	9,005,000	9,275,150
MCE Finance Ltd. 5.000%, 02/15/2021 (Acquired 01/29/2013 — 03/23/2015, Cost $19,404,690) (r)	19,632,000	18,748,560
MGM Resorts International 7.750%, 03/15/2022 (d)	23,267,000	25,710,035
Wynn Macau Ltd. 5.250%, 10/15/2021 (Acquired 03/13/2014 — 03/11/2015, Cost $19,938,056) (r)	20,077,000	19,073,150
		72,806,895
Gas Distribution — 1.70%
Holly Energy Partners LP/Holly Energy Finance Corp. 6.500%, 03/01/2020	20,183,000	20,233,458
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	9,114,000	8,612,730
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, 05/15/2023 (Acquired 05/07/2015 — 05/29/2015, Cost $17,823,683) (r)	17,610,000	17,786,100
		46,632,288
Health Facilities — 2.43%
CHS/Community Health Systems, Inc. 6.875%, 02/01/2022 (d)	16,470,000	17,437,613
HCA, Inc. 6.500%, 02/15/2020 (d)	17,283,000	19,356,960
5.375%, 02/01/2025	19,890,000	20,138,625
Tenet Healthcare Corp. 6.750%, 06/15/2023 (Acquired 06/02/2015 — 06/16/2015, Cost $9,603,263) (r)	9,550,000	9,758,906
		66,692,104

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Health Services — 0.30%
Universal Hospital Services, Inc. 7.625%, 08/15/2020	$8,875,000	$8,209,375
Machinery — 0.56%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (Acquired 05/01/2015 — 06/11/2015, Cost $15,781,462) (r)	15,580,000	15,424,200
Media — Cable — 0.62%
Cable One, Inc. 5.750%, 06/15/2022 (Acquired 06/03/2015 — 06/30/2015, Cost $17,086,510) (r)	16,880,000	17,133,200
Media Content — 1.44%
Entercom Radio LLC 10.500%, 12/01/2019	17,741,000	19,115,928
Townsquare Media, Inc. 6.500%, 04/01/2023 (Acquired 03/24/2015 — 06/17/2015, Cost $20,589,896) (r)	20,515,000	20,386,781
		39,502,709
Medical Products — 2.86%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, 06/15/2021 (Acquired 04/23/2015 — 06/16/2015, Cost $10,682,414) (r)	10,620,000	10,965,150
Grifols Worldwide Operations Ltd. 5.250%, 04/01/2022	19,731,000	19,829,655
Halyard Health, Inc. 6.250%, 10/15/2022 (Acquired 10/02/2014 — 04/24/2015, Cost $18,744,821) (r)	18,204,000	19,148,332
Hologic, Inc. 5.250%, 07/15/2022 (Acquired 06/18/2015, Cost $7,373,118) (e) (r)	7,341,000	7,515,349
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.750%, 08/01/2022 (Acquired 07/30/2014 — 05/08/2015, Cost $21,030,850) (r)	20,677,000	21,168,079
		78,626,565
	Principal Amount	Value
Metals/Mining Excluding Steel — 4.51%
Century Aluminum Company 7.500%, 06/01/2021 (Acquired 05/23/2013 — 06/30/2015, Cost $19,417,454) (r)	$19,280,000	$19,641,500
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014 — 01/08/2015, Cost $8,903,721) (i) (r)	8,845,000	8,889,225
10.500%, 06/01/2017 (Acquired 07/19/2012 — 04/22/2015, Cost $14,613,574) (i) (r)	14,000,000	14,892,500
Kaiser Aluminum Corp. 8.250%, 06/01/2020	11,339,000	12,302,815
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019	16,386,000	11,715,990
Rain CII Carbon LLC/CII Carbon Corp. 8.000%, 12/01/2018 (Acquired 11/23/2010 — 04/06/2015, Cost $12,009,950) (r)	12,110,000	11,898,075
8.250%, 01/15/2021 (Acquired 12/14/2012 — 04/10/2015, Cost $14,912,478) (r)	14,645,000	14,315,487
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (Acquired 12/23/2014 — 05/05/2015, Cost $19,682,975) (r)	20,582,000	20,993,640
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.750%, 11/15/2019 (Acquired 10/26/2012 — 04/20/2015, Cost $12,104,101) (r)	12,365,000	9,335,575
		123,984,807

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Oil Field Equipment & Services — 4.85%
Atwood Oceanics, Inc. 6.500%, 02/01/2020 (d)	$17,935,000	$17,396,950
Globe Luxembourg SCA 9.625%, 05/01/2018 (Acquired 05/02/2013 — 03/31/2015, Cost $13,674,028) (r)	13,756,000	13,274,540
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 04/14/2015, Cost $16,551,294) (i) (r)	18,538,000	13,996,190
McDermott International, Inc. 8.000%, 05/01/2021 (Acquired 04/10/2014 — 03/02/2015, Cost $20,087,644) (r)	23,296,000	21,082,880
Paragon Offshore PLC 6.750%, 07/15/2022 (Acquired 07/11/2014 — 04/21/2015, Cost $19,954,337) (r)	24,417,000	8,179,695
PHI, Inc. 5.250%, 03/15/2019	26,257,000	24,419,010
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (Acquired 10/10/2012 — 03/13/2015, Cost $15,623,188) (r)	16,487,000	14,755,865
Unit Corp. 6.625%, 05/15/2021	20,705,000	20,187,375
		133,292,505
Oil Refining & Marketing — 1.43%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.500%, 04/15/2021	19,544,000	19,348,560
PBF Holding Company LLC/PBF Finance Corp. 8.250%, 02/15/2020	18,678,000	19,826,697
		39,175,257
Packaging — 1.14%
Ball Corp. 5.250%, 07/01/2025	17,420,000	17,311,125
Silgan Holdings, Inc. 5.500%, 02/01/2022 (d)	13,436,000	13,906,260
		31,217,385
Personal & Household Products — 2.56%
American Greetings Corp. 7.375%, 12/01/2021 (d)	24,585,000	25,906,444
Central Garden & Pet Company 8.250%, 03/01/2018	13,993,000	14,363,814
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020	17,206,000	13,248,620
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 03/30/2015, Cost $17,039,742) (r)	16,632,000	16,881,480
		70,400,358
	Principal Amount	Value
Pharmaceuticals — 1.02%
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6.000%, 07/15/2023 (Acquired 06/24/2015, Cost $4,282,000) (e) (r)	$4,282,000	$4,389,050
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025 (Acquired 03/13/2015 — 06/15/2015, Cost $23,271,590) (r)	22,824,000	23,565,780
		27,954,830
Printing & Publishing — 0.88%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (Acquired 01/27/2014 — 06/26/2015, Cost $26,712,266) (r)	27,070,000	24,193,813
Recreation & Travel — 0.73%
Interval Acquisition Corp. 5.625%, 04/15/2023 (Acquired 04/02/2015 — 04/22/2015, Cost $19,738,778) (r)	19,669,000	20,013,208
Restaurants — 1.24%
1011778 BC ULC/New Red Finance, Inc. 6.000%, 04/01/2022 (Acquired 09/24/2014 — 05/08/2015, Cost $16,767,263) (r)	16,579,000	17,076,370
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	16,392,000	16,924,740
		34,001,110
Software/Services — 2.02%
ACI Worldwide, Inc. 6.375%, 08/15/2020 (Acquired 08/15/2013 — 05/07/2015, Cost $12,871,951) (r)	12,539,000	13,244,319
First Data Corp. 8.875%, 08/15/2020 (Acquired 08/11/2010 — 01/28/2015, Cost $10,537,183) (r)	10,157,000	10,702,939
8.750%, 01/15/2022 (Acquired 11/19/2012 — 12/30/2014, Cost $13,989,580) (r)	13,477,000	14,361,428
VeriSign, Inc. 5.250%, 04/01/2025 (Acquired 03/24/2015 — 06/29/2015, Cost $17,391,000) (r)	17,185,000	17,185,000
		55,493,686

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Specialty Retail — 3.91%
Argos Merger Sub, Inc. 7.125%, 03/15/2023 (Acquired 02/18/2015 — 06/15/2015, Cost $20,996,635) (r)	$20,475,000	$21,498,750
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/2019 (Acquired 01/28/2015 — 06/08/2015, Cost $9,701,255) (p) (r)	11,267,000	9,126,270
CST Brands, Inc. 5.000%, 05/01/2023	21,826,000	21,826,000
The Men's Wearhouse, Inc. 7.000%, 07/01/2022	20,306,000	21,828,950
Outerwall, Inc. 5.875%, 06/15/2021	17,900,000	16,826,000
Quiksilver, Inc./QS Wholesale, Inc. 7.875%, 08/01/2018 (Acquired 07/11/2013 — 05/20/2015, Cost $16,467,267) (r)	16,744,000	14,399,840
10.000%, 08/01/2020	4,886,000	1,856,680
		107,362,490
Support — Services — 3.89%
AECOM 5.875%, 10/15/2024 (Acquired 09/17/2014 — 06/18/2015, Cost $27,556,947) (r)	26,810,000	27,245,662
Aguila 3 SA 7.875%, 01/31/2018 (Acquired 07/30/2013 — 03/04/2015, Cost $15,993,826) (r)	15,598,000	15,500,512
Ashtead Capital, Inc. 5.625%, 10/01/2024 (Acquired 09/10/2014 — 06/24/2015, Cost $23,209,601) (r)	22,655,000	22,824,913
Audatex North America, Inc. 6.125%, 11/01/2023 (Acquired 11/12/2014 — 05/27/2015, Cost $18,871,225) (r)	18,083,000	18,648,094
The GEO Group, Inc. 5.875%, 10/15/2024	21,915,000	22,682,025
		106,901,206
Technology Hardware & Equipment — 1.18%
CDW LLC/CDW Finance Corp. 5.500%, 12/01/2024	19,823,000	19,674,328
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (Acquired 05/23/2013 — 01/05/2015, Cost $12,470,080) (p) (r)	12,325,000	12,833,406
		32,507,734
	Principal Amount	Value
Telecom — Wireless — 1.31%
Communications Sales & Leasing, Inc. 8.250%, 10/15/2023 (Acquired 04/16/2015 — 06/18/2015, Cost $20,585,756) (r)	$20,610,000	$20,326,613
Wind Acquisition Finance SA 7.375%, 04/23/2021 (Acquired 04/08/2014 — 04/24/2015, Cost $15,380,335) (r)	15,487,000	15,699,946
		36,026,559
Telecom — Wireline Integrated & Services — 0.26%
Sable International Finance Ltd. 8.750%, 02/01/2020 (Acquired 01/20/2012 — 02/03/2015, Cost $7,058,896) (r)	6,739,000	7,244,425
Telecommunications Equipment — 0.50%
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (Acquired 05/28/2015 — 05/29/2015, Cost $13,694,869) (r)	13,645,000	13,627,944
Total corporate bonds (Cost $2,349,714,532)		2,291,061,269
ASSET-BACKED SECURITIES — 1.24%
Airlines — 1.24%
U.S. Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	10,826,790	12,274,873
U.S. Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	20,110,679	21,820,087
		34,094,960
Total asset-backed securities (Cost $33,017,911)		34,094,960
CONVERTIBLE BONDS — 1.13%
Auto Parts & Equipment — 0.35%
Meritor, Inc. 7.875%, 03/01/2026	6,089,000	9,651,065
Automakers — 0.35%
Navistar International Corp. 4.750%, 04/15/2019	11,225,000	9,660,516
Energy — Exploration & Production — 0.43%
Cobalt International Energy, Inc. 3.125%, 05/15/2024 (d)	16,235,000	11,841,403
Total convertible bonds (Cost $33,378,913)		31,152,984

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley High Yield Fund

TERM LOANS — 3.50%	Principal Amount	Value
Department Stores — 0.92%
J.C. Penney Corp., Inc. 6.000%, 05/22/2018 (b)	$25,224,428	$25,206,393
Energy — Exploration & Production — 1.27%
Fieldwood Energy LLC 8.375%, 09/30/2020 (b)	22,775,000	17,547,454
Jonah Energy LLC 7.500%, 05/12/2021 (b)	18,295,000	17,448,856
		34,996,310
Packaging — 0.74%
Rexam Healthcare 8.000%, 05/02/2022 (b)	20,227,000	20,302,851
Specialty Retail — 0.33%
J.Crew Group, Inc. 4.000%, 03/05/2021 (b) (e)	10,467,318	9,051,299
Telecom — Wireless — 0.24%
Cable & Wireless Communications 6.500%, 12/30/2016 (b) (i)	4,500,000	4,522,500
5.500%, 04/28/2017 (b) (i)	2,119,565	2,122,215
		6,644,715
Total term loans (Cost $99,587,516)		96,201,568
CONVERTIBLE PREFERRED STOCKS — 0.13%	Shares Held
Oil Field Equipment & Services — 0.13%
McDermott International, Inc., 6.250%	178,219	3,462,795
Total convertible preferred stocks (Cost $4,532,955)		3,462,795
PREFERRED STOCKS — 3.40%
Banking — 3.34%
Citigroup, Inc., 7.125% (b)	734,412	20,100,856
Countrywide Capital V, 7.000%	682,895	17,584,546
Morgan Stanley Capital Trust III, 6.250%	670,695	17,122,843
Morgan Stanley Capital Trust VIII, 6.450%	180,057	4,564,445
Royal Bank of Scotland Group PLC, 6.400%	338,495	8,431,911
Royal Bank of Scotland Group PLC, 6.600%	895,037	22,322,223
Synovus Financial Corp., 7.875% (b)	55,372	1,539,065
		91,665,889
Energy — Exploration & Production — 0.06%
Lone Pine Resources Canada Ltd. (a) (f) (i)	1,596,813	1,548,908
Lone Pine Resources, Inc. Multiple Voting Shares (a) (f) (i)	1,596,813	0
		1,548,908
Total preferred stocks (Cost $89,270,151)		93,214,797
COMMON STOCKS — 0.37%	Shares Held	Value
Automakers — 0.37%
General Motors Company	161,023	$5,366,897
General Motors Company — Escrow (a) (f) (i)	352,400	0
Motors Liquidation Company GUC Trust (a)	246,813	4,751,150
		10,118,047
Energy — Exploration & Production — 0.00%
Lone Pine Resources Canada Ltd. (a) (f) (i)	414,738	0
Lone Pine Resources, Inc. (a) (f) (i)	414,738	0
Lone Pine Resources, Inc. — Escrow (a) (f) (i)	3,325,000	0
		0
Total common stocks (Cost $10,771,554)		10,118,047
WARRANTS — 0.12%
Automakers — 0.12%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00	46,747	1,111,176
Expiration: July 2019, Exercise Price: $18.33	133,142	2,136,929
Total warrants (Cost $2,942,685)		3,248,105
Total long-term investments (Cost $2,623,216,217)		2,562,554,525
SHORT-TERM INVESTMENTS — 6.14%	Principal Amount
Time Deposits — 6.14%
Bank of Montreal, 0.03%, 07/01/2015*	$168,731,242	168,731,242
Total short-term investments (Cost $168,731,242)		168,731,242
Total investments — 99.46% (Cost $2,791,947,459)		2,731,285,767
Other assets in excess of liabilities — 0.54%		14,927,917
Net assets — 100.00%		$2,746,213,684

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2015.

(d) — All or a portion of this security is segregated as collateral for bridge loan commitments, credit default swap contracts and delayed delivery securities.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $1,548,908, which represented 0.06% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(p) — Payment in-kind security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2015

Hotchkis & Wiley High Yield Fund

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,375,823,819, which represented 50.10% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

Schedule of Credit Default Swap Contracts — June 30, 2015

Hotchkis & Wiley High Yield Fund

CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION(1)
Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid (Received)	Value(3)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.24	Goldman Sachs International(4)	5.00%	6/20/20	$(9,900,000)	$573,354	$636,144	$62,790

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced entity or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of June 30, 2015 was A3.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2015

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$533,400,102	$708,777,624	$3,100,003,465	$1,053,512,588	$15,287,444
Affiliated issuers	—	—	187,354,582	96,911,275	—
Collateral for securities on loan*	5,985,033	7,895,512	39,991,213	45,944,634	—
Short-term investments*	3,441,985	13,581,314	2,751,199	33,922,760	170,550
Dividends and interest receivable	1,245,069	1,888,607	3,112,943	486,944	14,752
Receivable for investments sold	2,974,847	2,518,830	15,476,695	6,365,765	—
Receivable for Fund shares sold	761,712	1,218,702	5,900,401	3,493,174	—
Receivable from Advisor	—	—	—	—	17,236
Other assets	21,175	42,606	108,718	49,974	14,410
Total assets	$547,829,923	$735,923,195	$3,354,699,216	$1,240,687,114	$15,504,392
Liabilities:
Collateral upon return of securities on loan	$5,985,033	$7,895,512	$39,991,213	$45,944,634	$—
Payable for investments purchased	2,125,532	1,103,333	35,406,644	11,120,611	—
Payable for Fund shares repurchased	222,826	928,039	8,939,970	703,926	—
Payable to Advisor	291,482	457,056	2,096,834	743,960	—
Payable to Trustees	112	150	730	250	6
Accrued distribution and service fees	66,249	387,976	759,570	211,744	257
Accrued expenses and other liabilities	152,409	269,221	1,098,751	291,401	37,055
Total liabilities	8,843,643	11,041,287	88,293,712	59,016,526	37,318
Commitments and contingencies (Note 8)
Net assets	$538,986,280	$724,881,908	$3,266,405,504	$1,181,670,588	$15,467,074
Net Assets consist of:
Paid-in capital	$1,160,054,346	$1,788,454,251	$2,950,101,373	$1,005,766,914	$14,996,869
Undistributed net investment income	6,224,082	9,065,264	3,642,385	3,005,664	17,795
Undistributed net realized gain (loss)	(633,661,526)	(1,058,151,925)	198,242,870	63,051,183	587,732
Net unrealized appreciation (depreciation) of securities and foreign currency transactions	6,369,378	(14,485,682)	114,418,876	109,846,827	(135,322)
Net assets	$538,986,280	$724,881,908	$3,266,405,504	$1,181,670,588	$15,467,074
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$481,814,688	$479,488,190	$2,492,532,018	$951,911,442	$15,337,148
Shares outstanding (unlimited shares $0.001 par value authorized)	30,322,276	17,621,061	61,644,318	15,435,785	1,531,824
Net asset value per share	$15.89	$27.21	$40.43	$61.67	$10.01
Calculation of Net Asset Value Per Share — Class A
Net assets	$52,752,204	$191,665,040	$626,544,274	$194,587,080	$129,926
Shares outstanding (unlimited shares $0.001 par value authorized)	3,313,723	7,092,691	15,698,945	3,176,094	12,991
Net asset value per share	$15.92	$27.02	$39.91	$61.27	$10.00
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$16.80	$28.52	$42.12	$64.66	$10.55
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$4,419,388	$40,861,852	$128,646,700	$35,172,066
Shares outstanding (unlimited shares $0.001 par value authorized)	280,382	1,553,690	3,549,397	660,495
Net asset value per share	$15.76	$26.30	$36.24	$53.25
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$12,866,826	$18,682,512
Shares outstanding (unlimited shares $0.001 par value authorized)		473,689	466,543
Net asset value per share		$27.16	$40.04
*Cost of long-term investments
Unaffiliated issuers	$527,030,724	$723,263,306	$2,893,123,892	$920,497,224	$15,422,766
Affiliated issuers	—	—	279,815,280	120,079,200	—
*Cost of collateral for securities on loan	5,985,033	7,895,512	39,991,213	45,944,634	—
*Cost of short-term investments	3,441,985	13,581,314	2,751,198	33,922,760	170,550

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2015

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*	$6,251,387	$636,047,719	$74,339,944	$2,562,554,525
Collateral for securities on loan*	—	6,060,485	—	—
Short-term investments*	28,446	4,856,538	1,665,180	168,731,242
Premiums paid for credit default swap contracts	—	—	—	573,354
Unrealized appreciation on credit default swap contracts	—	—	—	62,790
Cash collateral for futures	—	2,325,067	—	—
Dividends and interest receivable	12,296	1,459,307	657,308	41,180,912
Receivable for investments sold	92,241	1,702,346	68,272	441,527
Receivable from broker for credit default swap contracts	—	—	—	35,330
Receivable for variation margin	—	199,361	—	—
Receivable for Fund shares sold	566	1,952,284	193,680	5,853,728
Receivable from Advisor	10,146	—	—	—
Other assets	8,960	22,460	21,275	80,484
Total assets	$6,404,042	$654,625,567	$76,945,659	$2,779,513,892
Liabilities:
Collateral upon return of securities on loan	$—	$6,060,485	$—	$—
Payable for investments purchased	117,167	5,112,971	204,282	23,543,899
Payable for variation margin	—	11,250	—	—
Payable for Fund shares repurchased	—	1,061,287	209,268	4,488,039
Payable to Advisor	—	398,944	23,278	1,229,600
Payable to Trustees	1	140	15	579
Accrued distribution and service fees	382	333,861	22,561	362,722
Distributions payable to shareholders	—	—	70,557	3,062,197
Accrued expenses and other liabilities	32,570	159,382	59,595	613,172
Total liabilities	150,120	13,138,320	589,556	33,300,208
Commitments and contingencies (Note 8)
Net assets	$6,253,922	$641,487,247	$76,356,103	$2,746,213,684
Net Assets consist of:
Paid-in capital	$5,955,382	$564,506,468	$74,285,605	$2,786,648,413
Undistributed net investment income	35,787	2,032,018	131,324	77,357
Undistributed net realized gain	198,412	69,699,202	638,291	20,086,816
Net unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	64,341	5,843,802	1,300,883	(60,661,692)
Credit default swap contracts	—	—	—	62,790
Futures contracts	—	(594,243)	—	—
Net assets	$6,253,922	$641,487,247	$76,356,103	$2,746,213,684
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$6,144,200	$363,362,624	$33,958,237	$2,060,504,042
Shares outstanding (unlimited shares $0.001 par value authorized)	515,094	12,474,174	2,777,779	164,766,439
Net asset value per share	$11.93	$29.13	$12.22	$12.51
Calculation of Net Asset Value Per Share — Class A
Net assets	$109,722	$201,477,370	$42,397,866	$682,128,884
Shares outstanding (unlimited shares $0.001 par value authorized)	9,213	6,917,560	3,350,465	54,872,404
Net asset value per share	$11.91	$29.13	$12.65	$12.43
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$12.57	$30.74
(Net asset value per share divided by 0.9525)			$13.28
(Net asset value per share divided by 0.9625)				$12.91
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets		$76,647,253		$3,580,758
Shares outstanding (unlimited shares $0.001 par value authorized)		2,796,833		286,561
Net asset value per share		$27.41		$12.50
*Cost of long-term investments	$6,187,057	$630,203,218	$73,039,061	$2,623,216,217
*Cost of collateral for securities on loan	—	6,060,485	—	—
*Cost of short-term investments	28,446	4,856,537	1,665,180	168,731,242

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2015

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$11,538,009	$17,621,893	$44,396,428	$15,496,666	$140,354
Affiliated issuers	—	—	799,175	685,197	—
Interest	2,402	4,357	32,024	7,889	42
Securities on loan	26,373	42,113	280,105	102,083	—
Total income	11,566,784	17,668,363	45,507,732	16,291,835	140,396
Expenses:
Advisory fees	4,071,122	5,779,564	25,412,337	8,148,774	60,866
Professional fees and expenses	36,808	42,175	99,540	47,223	25,884
Custodian fees and expenses	68,424	97,890	107,908	32,760	26,253
Transfer agent fees and expenses	764,286	1,165,948	5,923,390	2,557,516	26,359
Accounting fees and expenses	65,344	88,492	365,923	122,690	55,434
Administration fees and expenses	151,085	213,909	940,198	301,248	30,737
Trustees' fees and expenses	32,975	47,199	208,080	63,262	283
Reports to shareholders	61,337	96,023	340,553	160,007	5,674
Registration fees	68,890	92,059	175,818	93,441	37,731
Distribution and service fees — Class A	139,510	507,013	1,860,797	484,066	268
Distribution and service fees — Class C	45,981	364,944	1,422,537	379,251	—
Distribution and service fees — Class R	—	64,182	110,321	—	—
Offering costs	—	—	—	—	33,242
Other expenses	29,275	42,300	160,562	50,847	1,989
Total expenses	5,535,037	8,601,698	37,127,964	12,441,085	304,720
Fee waiver/expense reimbursement by Advisor (Note 2)	(192,791)	—	—	—	(165,509)
Fee waiver by Administrator (Note 2)	—	—	—	—	(37,500)
Net expenses	5,342,246	8,601,698	37,127,964	12,441,085	101,711
Net investment income	6,224,538	9,066,665	8,379,768	3,850,750	38,685
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	66,912,026	81,576,332	300,121,319	96,919,372	119,874
Sales of affiliated issuers	—	—	(7,440,242)	4,104,522	—
Foreign currency transactions	(456)	(661)	(56,925)	(17,864)	—
Net realized gains	66,911,570	81,575,671	292,624,152	101,006,030	119,874
Net change in unrealized depreciation of securities and foreign currency transactions	(45,156,726)	(50,911,252)	(341,212,577)	(54,701,875)	(135,322)
Net gains (losses)	21,754,844	30,664,419	(48,588,425)	46,304,155	(15,448)
Net Increase (Decrease) in Net Assets Resulting from Operations	$27,979,382	$39,731,084	$(40,208,657)	$50,154,905	$23,237
*Net of Foreign Taxes Withheld	$253,392	$379,457	$54,485	$111,424	$43

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2015

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$115,413	$8,272,845	$1,554,447	$6,237,815
Interest	80	5,194,466	1,844,446	131,403,560
Securities on loan	—	7,082	—	—
Total income	115,493	13,474,393	3,398,893	137,641,375
Expenses:
Advisory fees	41,779	4,223,845	493,044	12,094,609
Professional fees and expenses	23,627	35,031	24,988	80,962
Custodian fees and expenses	16,260	61,427	35,143	66,731
Transfer agent fees and expenses	25,672	711,084	98,982	2,354,574
Accounting fees and expenses	43,910	70,430	65,275	267,559
Administration fees and expenses	31,317	156,661	28,217	608,059
Trustees' fees and expenses	294	32,484	4,417	124,063
Reports to shareholders	2,748	39,075	8,283	120,620
Registration fees	37,697	69,804	41,841	129,518
Distribution and service fees — Class A	306	446,167	118,581	1,555,208
Distribution and service fees — Class C	—	645,074	—	38,854
Other expenses	3,506	24,822	5,637	87,879
Total expenses	227,116	6,515,904	924,408	17,528,636
Fee waiver/expense reimbursement by Advisor (Note 2)	(169,364)	—	(199,004)	(541,435)
Net expenses	57,752	6,515,904	725,404	16,987,201
Net investment income	57,741	6,958,489	2,673,489	120,654,174
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	299,482	79,106,845	947,662	20,453,176
Sales of affiliated issuers	—	5,310,866	—	—
Foreign currency transactions	(2,183)	(243,617)	(30)	—
Credit default swap contracts	—	—	36,200	1,771,451
Futures contracts	—	8,844,916	—	—
Net realized gains	297,299	93,019,010	983,832	22,224,627
Net change in unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	(411,497)	(63,415,838)	(2,986,899)	(132,844,795)
Credit default swap contracts	—	—	—	62,790
Futures contracts	—	(594,243)	—	—
Net change in unrealized depreciation	(411,497)	(64,010,081)	(2,986,899)	(132,782,005)
Net gains (losses)	(114,198)	29,008,929	(2,003,067)	(110,557,378)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(56,457)	$35,967,418	$670,422	$10,096,796
*Net of Foreign Taxes Withheld	$8,235	$485,944	$31,999	$27,725

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income	$6,224,538	$12,803,817	$9,066,665	$21,716,658
Net realized gains	66,911,570	33,419,573	81,575,671	85,951,132
Net change in unrealized appreciation (depreciation)	(45,156,726)	58,448,071	(50,911,252)	58,457,075
Net increase in net assets resulting from operations	27,979,382	104,671,461	39,731,084	166,124,865
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(11,538,580)	(4,908,742)	(14,945,124)	(5,604,965)
Class A	(1,240,124)	(481,382)	(5,638,158)	(2,288,711)
Class C	(25,227)	(44,726)	(827,500)	—
Class R	—	—	(306,615)	(90,380)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(12,803,931)	(5,434,850)	(21,717,397)	(7,984,056)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(25,332,350)	34,878,129	(54,141,813)	39,371,206
Net Assets:
Total increase (decrease) in net assets	(10,156,899)	134,114,740	(36,128,126)	197,512,015
Beginning of year	549,143,179	415,028,439	761,010,034	563,498,019
End of year	$538,986,280	$549,143,179	$724,881,908	$761,010,034
Undistributed net investment income	$6,224,082	$12,803,931	$9,065,264	$21,716,657

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income	$8,379,768	$12,058,683	$3,850,750	$860,820
Net realized gains	292,624,152	406,312,115	101,006,030	121,667,369
Net change in unrealized appreciation (depreciation)	(341,212,577)	275,181,109	(54,701,875)	96,717,775
Net increase (decrease) in net assets resulting from operations	(40,208,657)	693,551,907	50,154,905	219,245,964
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(14,081,522)	(6,148,056)	(1,581,401)	(1,868,145)
Class A	(2,526,377)	(1,367,862)	—	(462,993)
Class C	—	(115,505)	—	(27,101)
Class R	(35,928)	(22,467)	—	—
Net realized gains:
Class I	(209,828,890)	—	(92,773,672)	(46,665,876)
Class A	(68,572,878)	—	(21,621,104)	(14,109,950)
Class C	(14,212,255)	—	(4,750,207)	(3,583,146)
Class R	(2,041,591)	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(311,299,441)	(7,653,890)	(120,726,384)	(66,717,211)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	33,871,751	791,433,219	218,961,094	295,975,809
Net Assets:
Total increase (decrease) in net assets	(317,636,347)	1,477,331,236	148,389,615	448,504,562
Beginning of year	3,584,041,851	2,106,710,615	1,033,280,973	584,776,411
End of year	$3,266,405,504	$3,584,041,851	$1,181,670,588	$1,033,280,973
Undistributed net investment income	$3,642,385	$11,963,369	$3,005,664	$811,351

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund	Global Value Fund
	Year ended June 30, 2015+	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income	$38,685	$57,741	$104,154
Net realized gains	119,874	297,299	254,749
Net change in unrealized appreciation (depreciation)	(135,322)	(411,497)	316,395
Net increase (decrease) in net assets resulting from operations	23,237	(56,457)	675,298
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(23,732)	(111,362)	(35,894)
Class A	(337)	(3,011)	(955)
Net realized gains:
Class I	(119,160)	(283,232)	(181,345)
Class A	(2,242)	(8,484)	(5,087)
Net decrease in net assets resulting from dividends and distributions to shareholders	(145,471)	(406,089)	(223,281)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	15,589,308	2,712,326	1,528,088
Net Assets:
Total increase in net assets	15,467,074	2,249,780	1,980,105
Beginning of year	—	4,004,142	2,024,037
End of year	$15,467,074	$6,253,922	$4,004,142
Undistributed net investment income	$17,795	$35,787	$94,602

+ The Fund commenced operations on June 30, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		Capital Income Fund
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income	$6,958,489	$3,428,013	$2,673,489	$1,526,324
Net realized gains	93,019,010	27,444,439	983,832	1,558,561
Net change in unrealized appreciation (depreciation)	(64,010,081)	45,551,330	(2,986,899)	2,626,185
Net increase in net assets resulting from operations	35,967,418	76,423,782	670,422	5,711,070
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(4,493,870)	(1,119,363)	(1,145,276)	(545,563)
Class A	(2,221,897)	(859,974)	(1,779,729)	(693,473)
Class C	(453,054)	(72,346)	—	—
Net realized gains:
Class I	(22,317,258)	(7,936,180)	(387,273)	(635,662)
Class A	(13,002,279)	(7,803,482)	(772,864)	(707,583)
Class C	(4,700,078)	(2,221,386)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(47,188,436)	(20,012,731)	(4,085,142)	(2,582,281)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	169,920,311	192,494,140	10,499,937	41,012,351
Net Assets:
Total increase in net assets	158,699,293	248,905,191	7,085,217	44,141,140
Beginning of year	482,787,954	233,882,763	69,270,886	25,129,746
End of year	$641,487,247	$482,787,954	$76,356,103	$69,270,886
Undistributed net investment income	$2,032,018	$2,485,967	$131,324	$353,809

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	High Yield Fund
	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income	$120,654,174	$81,769,565
Net realized gains	22,224,627	17,478,737
Net change in unrealized appreciation (depreciation)	(132,782,005)	53,239,557
Net increase in net assets resulting from operations	10,096,796	152,487,859
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(88,000,479)	(53,642,913)
Class A	(33,219,800)	(27,309,600)
Class C	(177,610)	(96,625)
Net realized gains:
Class I	(12,049,524)	(9,104,675)
Class A	(4,803,498)	(4,860,631)
Class C	(31,717)	(17,961)
Net decrease in net assets resulting from dividends and distributions to shareholders	(138,282,628)	(95,032,405)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	1,136,592,881	582,760,360
Net Assets:
Total increase in net assets	1,008,407,049	640,215,814
Beginning of year	1,737,806,635	1,097,590,821
End of year	$2,746,213,684	$1,737,806,635
Undistributed net investment income (loss)	$77,357	$(1,177,852)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2015	$15.47	$0.19	$0.61	$0.80	$(0.38)	$—	$(0.38)	$15.89	5.30%	$481,815	0.95%	0.99%	1.18%
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)	15.47	24.98	485,541	0.95	1.01	2.72
Year ended 6/30/2013	9.82	0.16	2.72	2.88	(0.17)	—	(0.17)	12.53	29.65	367,963	0.95	1.06	1.47
Year ended 6/30/2012	10.01	0.16	(0.18)	(0.02)	(0.17)	—	(0.17)	9.82	–0.01	320,916	0.95	1.06	1.73
Year ended 6/30/2011	7.94	0.15	2.02	2.17	(0.10)	—	(0.10)	10.01	27.44	328,273	0.95	1.12	1.59
Class A
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)	15.92	5.07	52,752	1.20	1.24	0.92
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)	15.50	24.68	59,173	1.20	1.26	2.71
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)	12.57	29.25	35,251	1.20	1.31	1.21
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)	9.86	–0.18	34,731	1.20	1.31	1.46
Year ended 6/30/2011	7.96	0.14	2.02	2.16	(0.09)	—	(0.09)	10.03	27.16	45,383	1.20	1.37	1.42
Class C
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)	15.76	4.27	4,419	1.95	1.99	0.17
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)	15.20	23.70	4,429	1.95	2.01	1.28
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)	12.35	28.28	11,815	1.95	2.06	0.45
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)	9.72	-0.92	12,062	1.95	2.06	0.73
Year ended 6/30/2011	7.90	0.06	2.00	2.06	(0.04)	—	(0.04)	9.92	26.11	14,036	1.95	2.12	0.61

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	38%	33%	44%	42%	63%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2015	$26.65	$0.35	$0.99	$1.34	$(0.78)	$—	$(0.78)	$27.21	5.17%	$479,488	0.99%	0.99%	1.30%
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)	26.65	26.52	500,102	1.01	1.01	3.04
Year ended 6/30/2013	16.80	0.31	4.69	5.00	(0.45)	—	(0.45)	21.35	30.48	389,300	1.05	1.05	1.68
Year ended 6/30/2012	16.96	0.31	(0.13)	0.18	(0.34)	—	(0.34)	16.80	1.22	316,081	1.05	1.05	1.96
Year ended 6/30/2011	13.32	0.26	3.42	3.68	(0.04)	—	(0.04)	16.96	27.61	588,823	1.05	1.07	1.60
Class A
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)	27.02	4.89	191,665	1.24	1.24	1.03
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)	26.46	26.22	223,219	1.26	1.26	3.02
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)	21.21	30.16	156,303	1.30	1.30	1.42
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)	16.68	0.99	155,767	1.30	1.30	1.66
Year ended 6/30/2011	13.25	0.21	3.39	3.60	(0.01)	—	(0.01)	16.84	27.21	319,863	1.30	1.31	1.33
Class C
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)	26.30	4.10	40,862	1.99	1.99	0.34
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—	25.96	25.29	25,765	2.01	2.01	3.02
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)	20.72	29.12	8,324	2.05	2.05	0.59
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)	16.26	0.29	23,891	2.05	2.05	0.92
Year ended 6/30/2011	13.05	0.09	3.34	3.43	—	—	—	16.48	26.28	36,612	2.05	2.07	0.59
Class R
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)	27.16	4.64	12,867	1.49	1.49	0.81
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)	26.62	25.91	11,924	1.51	1.51	2.51
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)	21.33	29.79	9,571	1.55	1.55	1.15
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)	16.77	0.80	10,812	1.55	1.55	1.42
Year ended 6/30/2011	13.36	0.17	3.42	3.59	—	—	—	16.95	26.87	14,034	1.55	1.56	1.08

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	39%	57%	41%	59%	43%

1  Net investment income per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2015	$45.15	$0.15	$(0.63)	$(0.48)	$(0.27)	$(3.97)	$(4.24)	$40.43	–0.70%	$2,492,532	1.00%	1.00%	0.35%
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)	45.15	28.10	2,542,569	1.01	1.01	0.52
Year ended 6/30/2013	26.02	0.16	9.31	9.47	(0.13)	—	(0.13)	35.36	36.51	1,627,378	1.07	1.07	0.55
Year ended 6/30/2012	24.96	0.13	0.95	1.08	(0.02)	—	(0.02)	26.02	4.33	1,058,806	1.10	1.10	0.54
Year ended 6/30/2011	18.14	0.05	6.85	6.90	(0.08)	—	(0.08)	24.96	38.05	1,077,149	1.08	1.08	0.20
Class A
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)	39.91	–0.93	626,544	1.25	1.25	0.10
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)	44.60	27.78	862,559	1.26	1.26	0.29
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)	34.98	36.16	406,949	1.32	1.32	0.32
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—	25.75	4.08	217,069	1.35	1.35	0.28
Year ended 6/30/2011	18.01	(0.01)	6.78	6.77	(0.04)	—	(0.04)	24.74	37.63	235,301	1.33	1.33	(0.06)
Class C
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)	36.24	–1.69	128,647	2.00	2.00	(0.65)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)	41.04	26.84	154,222	2.01	2.01	(0.45)
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—	32.39	35.13	62,638	2.07	2.07	(0.39)
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—	23.97	3.32	15,072	2.10	2.10	(0.53)
Year ended 6/30/2011	16.98	(0.17)	6.39	6.22	—	—	—	23.20	36.63	35,320	2.08	2.08	(0.81)
Class R
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)	40.04	–1.21	18,683	1.50	1.50	(0.16)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)	44.77	27.47	24,693	1.51	1.51	0.05
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)	35.17	35.82	9,746	1.57	1.57	0.09
Year ended 6/30/2012	24.95	0.00[3]	0.97	0.97	—	—	—	25.92	3.89	4,762	1.60	1.60	0.02
Year ended 6/30/2011	18.18	(0.07)	6.85	6.78	(0.01)	—	(0.01)	24.95	37.32	6,215	1.58	1.58	(0.30)

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	54%	55%	66%	72%	62%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2015	$66.62	$0.27	$2.30	$2.57	$(0.13)	$(7.39)	$(7.52)	$61.67	4.64%	$951,911	1.06%	1.06%	0.43%
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)	66.62	32.40	785,915	0.99	0.99	0.21
Year ended 6/30/2013	41.83	0.32	12.96	13.28	(0.27)	—	(0.27)	54.84	31.88	452,702	1.03	1.03	0.67
Year ended 6/30/2012	43.90	0.29	(2.36)	(2.07)	—	—	—	41.83	–4.72	296,436	1.09	1.09	0.73
Year ended 6/30/2011	31.33	(0.05)	12.68	12.63	(0.06)	—	(0.06)	43.90	40.29	254,187	1.08	1.08	(0.13)
Class A
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)	61.27	4.37	194,587	1.31	1.31	0.19
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)	66.26	32.06	204,205	1.24	1.24	(0.04)
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)	54.67	31.55	103,329	1.28	1.28	0.43
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—	41.67	–4.95	39,803	1.34	1.34	0.39
Year ended 6/30/2011	31.34	(0.15)	12.68	12.53	(0.03)	—	(0.03)	43.84	39.94	64,100	1.33	1.33	(0.39)
Class C
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)	53.25	3.60	35,172	2.06	2.06	(0.58)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)	58.99	31.09	43,161	1.99	1.99	(0.79)
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—	49.40	30.55	28,745	2.03	2.03	(0.31)
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—	37.84	–5.66	10,970	2.09	2.09	(0.29)
Year ended 6/30/2011	28.87	(0.42)	11.66	11.24	—	—	—	40.11	38.93	11,727	2.08	2.08	(1.14)

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	43%	43%	35%	37%	54%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year from 6/30/2014[3] to 6/30/2015	$10.00	$0.05	$0.22	$0.27	$(0.04)	$(0.22)	$(0.26)	$10.01	2.93%	$15,337	1.25%	3.75%	0.48%
Class A
Year from 6/30/2014[3] to 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)	10.00	2.71	130	1.50	4.25	0.29

Year Ended June 30, 2015
Portfolio turnover rate	40%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2015	$13.31	$0.14	$(0.46)	$(0.32)	$(0.30)	$(0.76)	$(1.06)	$11.93	–1.98%	$6,144	1.10%	4.34%	1.11%
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)	13.31	25.98	3,867	1.10	6.26	3.29
Period from 12/31/2012[3] to 6/30/2013	10.00	0.12	1.37	1.49	—	—	—	11.49	14.90	2,024	1.10[4]	11.75[4]	2.22[4]
Class A
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)	11.91	–2.22	110	1.35	4.77	0.79
Period from 8/30/2013[3] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)	13.29	21.88	137	1.35[4]	6.58[4]	3.21[4]

	Year Ended June 30,		Period December 31, 2012[3]
	2015	2014	through June 30, 2013
Portfolio turnover rate	42%	52%	38%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor and administrator may have waived a portion of their fees and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2015	$29.88	$0.41	$1.35	$1.76	$(0.42)	$(2.09)	$(2.51)	$29.13	6.75%	$363,363	0.96%	0.96%	1.42%
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)	29.88	25.67	265,138	0.99	0.99	1.25
Year ended 6/30/2013	20.44	0.34	6.00	6.34	(0.38)	(0.94)	(1.32)	25.46	32.28	105,332	1.03	1.03	1.45
Year ended 6/30/2012	21.12	0.33	(0.48)	(0.15)	(0.14)	(0.39)	(0.53)	20.44	–0.20	41,079	1.10	1.10	1.73
Year ended 6/30/2011	14.96	0.14	6.24	6.38	(0.22)	—	(0.22)	21.12	42.81	39,014	1.11	1.11	0.74
Class A
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)	29.13	6.47	201,477	1.21	1.21	1.19
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)	29.88	25.34	165,608	1.24	1.24	0.91
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)	25.48	31.98	103,822	1.28	1.28	1.22
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)	20.46	-0.45	32,022	1.35	1.35	1.45
Year ended 6/30/2011	14.98	0.11	6.22	6.33	(0.19)	—	(0.19)	21.12	42.40	34,908	1.36	1.36	0.58
Class C
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)	27.41	5.65	76,647	1.96	1.96	0.43
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)	28.31	24.44	52,042	1.99	1.99	0.17
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)	24.28	30.97	24,728	2.03	2.03	0.44
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)	19.50	–1.22	11,308	2.10	2.10	0.69
Year ended 6/30/2011	14.40	(0.05)	5.99	5.94	(0.13)	—	(0.13)	20.21	41.35	12,160	2.11	2.11	(0.26)

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	101%	45%	98%	123%	137%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2015	$12.85	$0.47	$(0.38)	$0.09	$(0.52)	$(0.20)	$(0.72)	$12.22	0.69%	$33,958	0.80%	1.05%	3.75%
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)	12.85	19.71	21,399	0.80	1.34	4.61
Year ended 6/30/2013	10.57	0.51	1.38	1.89	(0.50)	(0.13)	(0.63)	11.83	18.45	11,348	0.80	1.85	4.51
Year ended 6/30/2012	10.37	0.51	0.25	0.76	(0.48)	(0.08)	(0.56)	10.57	7.76	8,588	0.80	2.81	5.06
Period from 12/31/2010[3] to 6/30/2011	10.00	0.24	0.35	0.59	(0.22)	—	(0.22)	10.37	5.90	7,765	0.80[4]	3.75[4]	4.60[4]
Class A
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)	12.65	0.73	42,398	1.05	1.30	3.39
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)	13.24	19.17	47,872	1.05	1.51	4.76
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)	12.18	20.34	13,782	1.05	1.99	4.31
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)	10.67	8.37	333	1.05	3.06	4.93
Period from 2/28/2011[8] to 6/30/2011	10.34	0.15	0.03	0.18	(0.14)	—	(0.14)	10.38	1.74	82	1.05[4]	4.12[4]	4.31[4]

	Year Ended June 30,				Period December 31, 2010[3]
	2015	2014	2013	2012	through June 30, 2011
Portfolio turnover rate	62%	53%	65%	38%	39%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2015	$13.37	$0.70	$(0.75)[3]	$(0.05)	$(0.71)	$(0.10)	$(0.81)	$12.51	–0.26%	$2,060,504	0.70%	0.73%	5.56%
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)	13.37	11.51	1,127,080	0.70	0.75	5.82
Year ended 6/30/2013	12.28	0.80	0.61	1.41	(0.81)	(0.05)	(0.86)	12.83	11.70	686,718	0.70	0.75	6.23
Year ended 6/30/2012	12.79	0.94	(0.25)	0.69	(0.95)	(0.25)	(1.20)	12.28	6.02	426,041	0.70	0.76	7.76
Year ended 6/30/2011	12.01	0.92	1.23	2.15	(0.93)	(0.44)	(1.37)	12.79	18.45	187,319	0.70	0.75	7.15
Class A
Year ended 6/30/2015	13.29	0.67	(0.75)[4]	(0.08)	(0.68)	(0.10)	(0.78)	12.43	–0.54	682,129	0.95	0.98	5.31
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)	13.29	11.28	607,104	0.95	1.00	5.59
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)	12.75	11.37	410,060	0.95	1.00	5.91
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)	12.21	5.66	105,472	0.95	1.01	7.47
Year ended 6/30/2011	11.97	0.88	1.21	2.09	(0.89)	(0.44)	(1.33)	12.73	18.11	53,832	0.95	1.01	6.88
Class C
Year ended 6/30/2015	13.36	0.58	(0.76)[3]	(0.18)	(0.58)	(0.10)	(0.68)	12.50	–1.25	3,581	1.70	1.73	4.53
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)	13.36	10.40	3,623	1.70	1.75	4.72
Period from 12/31/2012[5] to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	—	(0.31)	12.82	1.91	812	1.70[6]	1.74[6]	4.73[6]

	Year Ended June 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate	44%	51%	66%	57%	139%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Redemption fees per share were less than $0.005.

4  Includes redemption fees per share of $0.01.

5  Commencement of operations.

6  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2015

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of nine series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average between the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2015:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$533,400,102	$708,777,624	$3,029,713,044	$1,109,337,621	$15,076,356
Investment Companies	—	—	—	26,733,912	211,088
Money Market Funds	5,985,033	7,895,512	39,991,213	45,944,634	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	168,279,343	14,352,330	—
Industrials	—	—	89,365,660	—	—
Time Deposits	3,441,985	13,581,314	2,751,199	33,922,760	170,550
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$542,827,120	$730,254,450	$3,330,100,459	$1,230,291,257	$15,457,994

	Global Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$4,102,009	$486,628,059	$42,608,381	$10,118,047
Investment Companies	—	998,384	203,273	—
Preferred Stocks	—	933,309	1,115,236	90,126,824
Convertible Preferred Stocks	—	—	48,178	—
Warrants	—	4,601,698	44,991	3,248,105
Money Market Funds	—	6,060,485	—	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	330,483	—	—	—
Consumer Staples	164,406	—	—	—
Energy	410,238	23,174,478	—	—
Financials	397,231	17,291,130	—	—
Health Care	195,435	—	—	—
Industrials	540,331	35,302,498	—	—
Information Technology	111,254	13,448,049	—	—
Preferred Stocks:
Financials/Banking	—	154,710	23,237	1,539,065
Convertible Preferred Stocks:
Energy/Oil Field Equipment & Services	—	—	73,212	3,462,795
Convertible Bonds	—	4,436,250	408,524	31,152,984
Corporate Bonds	—	49,079,154	28,365,872	2,291,061,269
Asset-Backed Securities	—	—	441,393	34,094,960
Term Loans	—	—	996,002	96,201,568
Time Deposits	28,446	4,856,538	1,665,180	168,731,242
Level 3 — Significant unobservable inputs:
Common Stocks:
Consumer Discretionary/Automakers	—	—	0	0
Energy/Energy — Exploration & Production	—	—	0	0
Preferred Stocks:
Energy/Energy — Exploration & Production	—	—	11,645	1,548,908
Corporate Bonds	—	—	0	0
Total Investments	$6,279,833	$646,964,742	$76,005,124	$2,731,285,767
Other Financial Instruments
Level 1 — Quoted prices in an active market		$—		$—
Level 2 — Other significant observable market inputs:
Futures Contracts*		(594,243)		—
Credit Default Swap Contracts*		—		62,790
Level 3 — Significant unobservable inputs		—		—
Total Other Financial Instruments		$(594,243)		$62,790

* Futures contracts and credit default swap contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 1 to Level 2 of $5,449,682 for the Small Cap Value Fund, $107,759 for the Global Value Fund and $2,010,010 for the Value Opportunities Fund using market values as of June 30, 2015. The transfers were due to securities being fair valued as a result of market movements following the close of local trading on June 30, 2015. There were transfers from Level 2 to Level 1 of $167,038 for the Global Value Fund and $4,789,219 for the Value Opportunities Fund using market values as of June 30, 2015. The transfers were due to securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were transfers from Level 1 to Level 2 of $23,327 for the Capital Income Fund and $1,539,065 for the High Yield Fund using market values as of June 30, 2015. The transfers were due to lack of trading volume on June 30, 2015. There were transfers from Level 2 to Level 1 of $197,637 for the Value Opportunities Fund using market values as of June 30, 2015. The transfers were due to increased trading volume on June 30, 2015. There were no transfers into or out of Level 1 or Level 2 during the year ended June 30, 2015 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Diversified Value Fund. Transfers between Levels are recognized at the end of the reporting period.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer the full notional amount ("par value") of the underlying reference obligation in exchange for the underlying reference obligation. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Value Opportunities Fund, Capital Income Fund and High Yield Fund are party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2015:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	High Yield
Credit Contracts:
Credit Default Swap Contracts	Premiums paid for credit default swap contracts	$—	$573,354
	Unrealized appreciation on credit default swap contracts	—	62,790

Liability Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	High Yield
Foreign Exchange Contracts:
Futures Contracts	Net unrealized depreciation of futures contracts*	$(594,243)	$—

* Includes cumulative depreciation of futures contracts as reported in the "Net Assets consist of:" section on the Statements of Assets & Liabilities.

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2015:

Realized Gains (Losses) on Derivatives

	Value Opportunities		Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$36,200	$1,771,451
Foreign Exchange Contracts:
Futures Contracts	8,844,916		—	—
Equity Contracts:
Purchased Put Options	(1,016,113	)*	—	—

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities		High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$62,790
Foreign Exchange Contracts:
Futures Contracts	(594,243)		—
Equity Contracts:
Purchased Put Options	824,071	*	—

* Included with net change in unrealized appreciation (depreciation) of securities and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2015:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	1	1
Average Notional Amount — Credit Default Swap Contracts	$—	$(330,000)	$(33,980,000)
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	(534)	—	—
Average Notional Amount — Futures Contracts	$(60,157,538)	$—	$—
Equity Contracts:
Average Number of Contracts — Purchased Put Options	800	—	—
Average Market Value — Purchased Put Options	$66,400	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2015:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Assets:
Credit Default Swap Contracts:
High Yield	$62,790	$—	$62,790	$—	$—	$62,790
Futures Contracts:
Value Opportunities	199,361	—	199,361	(11,250)	188,375	—

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Liabilities:
Securities Lending:
Diversified Value	$5,985,033	$—	$5,985,033	$5,985,033	$—	$—
Large Cap Value	7,895,512	—	7,895,512	7,895,512	—	—
Mid-Cap Value	39,991,213	—	39,991,213	39,991,213	—	—
Small Cap Value	45,944,634	—	45,944,634	45,944,634	—	—
Value Opportunities	6,060,485	—	6,060,485	6,060,485	—	—
Futures Contracts:
Value Opportunities	11,250	—	11,250	(11,250)	—	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2016.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%	0.80%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.25%	1.10%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.50%	1.35%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.25%	2.10%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the year ended June 30, 2015, Stephens Inc. received the following amounts of front-end sales charges for Class A shares:

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
$—	$6	$—	$—	$—	$—	$22	$—	$—

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its administration and accounting fees during the Small Cap Diversified Value Fund's first twelve months of operations.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Purchases	$203,692,586	$296,265,562	$1,760,371,274	$545,384,548	$18,505,061	$4,537,537	$697,463,029	$56,610,796	$1,911,863,338
Sales	224,519,230	366,694,591	1,857,612,684	458,095,780	3,178,303	2,146,565	556,614,357	45,008,092	908,363,045

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2015.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2015:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$527,118,278	$724,396,689	$3,181,967,638	$1,042,323,882	$15,077,555	$6,173,605	$630,903,794	$73,794,369	$2,622,101,979
Gross unrealized appreciation	74,344,113	77,686,943	395,427,478	200,505,353	1,357,745	553,911	48,513,867	4,631,124	47,049,065
Gross unrealized depreciation	(68,062,289)	(93,306,008)	(290,037,069)	(92,405,372)	(1,147,856)	(476,129)	(43,369,942)	(4,085,549)	(106,596,519)
Net unrealized appreciation (depreciation)	6,281,824	(15,619,065)	105,390,409	108,099,981	209,889	77,782	5,143,925	545,575	(59,547,454)
Distributable ordinary income (as of 6/30/15)	6,224,082	9,065,264	38,834,103	12,487,668	39,482	66,482	29,563,580	763,094	8,843,036
Distributable long-term gains (as of 6/30/15)	—	—	172,079,618	55,316,637	223,457	154,265	42,273,973	832,386	13,331,886
Total distributable earnings	6,224,082	9,065,264	210,913,721	67,804,305	262,939	220,747	71,837,553	1,595,480	22,174,922
Other accumulated gains (losses)	(633,573,972)	(1,057,018,542)	1	(612)	(2,623)	11	(699)	(70,557)	(3,062,197)
Total accumulated gains (losses)	$(621,068,066)	$(1,063,572,343)	$316,304,131	$175,903,674	$470,205	$298,540	$76,980,779	$2,070,498	$(40,434,729)

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-deferred transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2015, the Capital Income Fund held securities with $10,818 of net unrealized appreciation relating to the transfers.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2015, the Global Value Fund held securities with $35,935 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2015, the Small Cap Diversified Value Fund held securities with $368,476 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as foreign currency gain/loss transactions, PFICs, partnership adjustments, swap interest reclass and transfers in-kind.

	Paid-In Capital	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
Diversified Value	$—	$(456)	$456
Large Cap Value	—	(661)	661
Mid-Cap Value	—	(56,925)	56,925
Small Cap Value	—	(75,036)	75,036
Small Cap Diversified Value	(592,439)	3,179	589,260
Global Value	—	(2,183)	2,183
Value Opportunities	—	(243,617)	243,617
Capital Income	—	29,031	(29,031)
High Yield	—	1,998,924	(1,998,924)

The tax components of distributions paid during the fiscal years ended June 30, 2015 and 2014, capital loss carryovers as of June 30, 2015, and any tax basis late year losses as of June 30, 2015, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2015					June 30, 2014
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$12,803,931	$—	$(633,573,972)[1]	$66,905,320	$—	$5,434,850	$—
Large Cap Value	21,717,397	—	(1,057,018,542)[2]	80,515,360	—	7,984,056	—
Mid-Cap Value	44,412,431	266,887,010	—	—	—	7,653,890	—
Small Cap Value	20,071,822	100,654,562	—	—	—	21,241,525	45,475,686
Small Cap Diversified Value*	102,942	42,529	—	—	—	—	—
Global Value	190,514	215,575	—	—	—	163,376	59,905
Value Opportunities	16,452,433	30,736,003	—	—	—	11,464,397	8,548,334
Capital Income	3,371,754	713,388	—	—	—	1,996,888	585,393
High Yield	124,042,629	14,239,999	—	—	—	86,349,686	8,682,719

* The Fund commenced operations on June 30, 2014.

1  $392,036,711 expires on 6/30/2017 and $241,537,261 expires on 6/30/2018.

2  $614,422,104 expires on 6/30/2017 and $442,596,438 expires on 6/30/2018.

As of and during the year ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2015, the Funds did not incur any interest or penalties. The tax years ended June 30, 2012 through June 30, 2015 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2015
Diversified Value Fund
Class I	5,801,870	$90,776,761	754,476	$11,339,777	(7,624,636)	$(119,399,654)	(1,068,290)	$(17,283,116)
Class A	468,469	7,275,362	43,270	652,506	(1,015,064)	(15,812,307)	(503,325)	(7,884,439)
Class C	78,136	1,213,550	1,125	16,860	(90,182)	(1,395,205)	(10,921)	(164,795)
Total net increase (decrease)	6,348,475	99,265,673	798,871	12,009,143	(8,729,882)	(136,607,166)	(1,582,536)	(25,332,350)
Large Cap Value Fund
Class I	4,280,905	113,995,916	540,634	14,075,352	(5,964,207)	(161,943,181)	(1,142,668)	(33,871,913)
Class A	1,366,332	36,079,025	172,790	4,473,387	(2,882,728)	(75,877,206)	(1,343,606)	(35,324,794)
Class C	750,023	19,349,234	18,432	466,792	(207,366)	(5,433,992)	561,089	14,382,034
Class R	153,859	4,123,248	7,592	197,836	(135,675)	(3,648,224)	25,776	672,860
Total net increase (decrease)	6,551,119	173,547,423	739,448	19,213,367	(9,189,976)	(246,902,603)	(1,899,409)	(54,141,813)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2015
Mid-Cap Value Fund
Class I	18,607,037	$782,048,516	5,233,267	$203,574,095	(18,508,793)	$(785,001,812)	5,331,511	$200,620,799
Class A	3,393,489	142,663,703	1,401,404	53,883,999	(8,434,347)	(350,666,927)	(3,639,454)	(154,119,225)
Class C	351,372	13,129,293	233,747	8,195,168	(793,633)	(30,265,856)	(208,514)	(8,941,395)
Class R	164,928	6,833,925	29,401	1,135,778	(279,381)	(11,658,131)	(85,052)	(3,688,428)
Total net increase (decrease)	22,516,826	944,675,437	6,897,819	266,789,040	(28,016,154)	(1,177,592,726)	1,398,491	33,871,751
Small Cap Value Fund
Class I	5,457,516	337,618,299	1,064,758	61,457,813	(2,883,746)	(179,382,881)	3,638,528	219,693,231
Class A	1,136,077	69,792,007	260,267	14,947,145	(1,302,186)	(81,149,357)	94,158	3,589,795
Class C	67,964	3,583,474	54,600	2,736,546	(193,735)	(10,641,952)	(71,171)	(4,321,932)
Total net increase (decrease)	6,661,557	410,993,780	1,379,625	79,141,504	(4,379,667)	(271,174,190)	3,661,515	218,961,094
Small Cap Diversified Value Fund[a]
Class I*	1,523,152	15,379,897	15,041	142,892	(6,369)	(63,518)	1,531,824	15,459,271
Class A*	13,213	132,500	271	2,578	(493)	(5,041)	12,991	130,037
Total net increase (decrease)	1,536,365	15,512,397	15,312	145,470	(6,862)	(68,559)	1,544,815	15,589,308
Global Value Fund[b]
Class I	197,769	2,424,855	34,177	386,888	(7,394)	(87,949)	224,552	2,723,794
Class A	2,101	26,271	947	10,720	(4,123)	(48,459)	(1,075)	(11,468)
Total net increase (decrease)	199,870	2,451,126	35,124	397,608	(11,517)	(136,408)	223,477	2,712,326
Value Opportunities Fund
Class I	5,866,864	169,563,337	601,633	15,937,260	(2,868,306)	(81,441,127)	3,600,191	104,059,470
Class A	4,207,087	121,331,659	482,759	12,802,765	(3,314,597)	(94,175,936)	1,375,249	39,958,488
Class C	1,146,520	31,325,419	142,433	3,567,942	(330,689)	(8,991,008)	958,264	25,902,353
Total net increase (decrease)	11,220,471	322,220,415	1,226,825	32,307,967	(6,513,592)	(184,608,071)	5,933,704	169,920,311
Capital Income Fund
Class I	2,254,647	27,957,139	83,551	1,031,748	(1,225,539)	(15,194,349)	1,112,659	13,794,538
Class A	2,552,457	33,029,293	176,278	2,245,471	(2,995,280)	(38,569,365)	(266,545)	(3,294,601)
Total net increase (decrease)	4,807,104	60,986,432	259,829	3,277,219	(4,220,819)	(53,763,714)	846,114	10,499,937
High Yield Fund
Class I	118,586,577	1,503,675,337	5,591,916	70,620,729	(43,696,611)	(554,448,480)[1]	80,481,882	1,019,847,586
Class A	19,316,095	244,902,231	2,955,264	37,169,600	(13,081,404)	(165,555,411)[1]	9,189,955	116,516,420
Class C	116,003	1,494,869	6,735	84,989	(107,303)	(1,350,983)[1]	15,435	228,875
Total net increase (decrease)	138,018,675	1,750,072,437	8,553,915	107,875,318	(56,885,318)	(721,354,874)	89,687,272	1,136,592,881
Year Ended June 30, 2014
Diversified Value Fund
Class I	7,744,855	109,380,942	355,404	4,858,367	(6,078,279)	(84,688,097)	2,021,980	29,551,212
Class A	1,428,704	20,377,139	16,116	221,112	(431,099)	(6,148,279)	1,013,721	14,449,972
Class C	159,950	2,292,863	2,404	32,478	(827,659)	(11,448,396)	(665,305)	(9,123,055)
Total net increase (decrease)	9,333,509	132,050,944	373,924	5,111,957	(7,337,037)	(102,284,772)	2,370,396	34,878,129

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2014
Large Cap Value Fund
Class I#	5,749,044	$139,610,226	240,030	$5,467,702	(5,457,112)	$(132,675,487)	531,962	$12,402,441
Class A	9,882,786	236,147,761	79,926	1,820,889	(8,894,700)	(226,227,261)	1,068,012	11,741,389
Class C	825,187	20,438,064	—	—	(234,290)	(5,206,458)	590,897	15,231,606
Class R	131,904	3,230,512	2,719	61,986	(135,322)	(3,296,728)	(699)	(4,230)
Total net increase (decrease)	16,588,921	399,426,563	322,675	7,350,577	(14,721,424)	(367,405,934)	2,190,172	39,371,206
Mid-Cap Value Fund
Class I+	21,696,406	871,718,154	146,545	5,713,799	(11,553,595)	(458,599,113)	10,289,356	418,832,840
Class A	13,471,669	527,734,790	26,702	1,029,893	(5,792,950)	(231,877,240)	7,705,421	296,887,443
Class C	2,236,257	80,275,539	1,722	61,387	(413,830)	(15,332,771)	1,824,149	65,004,155
Class R	407,203	16,150,512	328	12,716	(133,076)	(5,454,447)	274,455	10,708,781
Total net increase (decrease)	37,811,535	1,495,878,995	175,297	6,817,795	(17,893,451)	(711,263,571)	20,093,381	791,433,219
Small Cap Value Fund
Class I	5,098,049	314,352,463	470,827	27,129,048	(2,026,594)	(122,912,360)	3,542,282	218,569,151
Class A	1,904,596	113,780,688	172,679	9,910,020	(885,511)	(53,985,558)	1,191,764	69,705,150
Class C	255,485	13,599,999	38,776	1,989,199	(144,442)	(7,887,690)	149,819	7,701,508
Total net increase (decrease)	7,258,130	441,733,150	682,282	39,028,267	(3,056,547)	(184,785,608)	4,883,865	295,975,809
Global Value Fund[b]
Class I	96,113	1,186,409	18,286	217,239	(5)	(57)	114,394	1,403,591
Class A**	14,418	177,759	509	6,042	(4,639)	(59,304)	10,288	124,497
Total net increase (decrease)	110,531	1,364,168	18,795	223,281	(4,644)	(59,361)	124,682	1,528,088
Value Opportunities Fund
Class I	6,194,679	171,363,951	257,248	6,693,591	(1,714,640)	(46,620,103)	4,737,287	131,437,439
Class A	3,040,252	83,179,115	271,861	7,081,981	(1,844,426)	(50,639,664)	1,467,687	39,621,432
Class C	948,954	24,833,474	63,510	1,573,783	(192,233)	(4,971,988)	820,231	21,435,269
Total net increase (decrease)	10,183,885	279,376,540	592,619	15,349,355	(3,751,299)	(102,231,755)	7,025,205	192,494,140
Capital Income Fund
Class I	695,228	8,753,519	88,601	1,069,520	(77,827)	(972,432)	706,002	8,850,607
Class A	3,016,388	38,848,961	105,366	1,315,164	(636,055)	(8,002,381)	2,485,699	32,161,744
Total net increase (decrease)	3,711,616	47,602,480	193,967	2,384,684	(713,882)	(8,974,813)	3,191,701	41,012,351
High Yield Fund
Class I	61,610,168	808,808,659	2,841,519	37,371,762	(33,689,737)	(442,645,361)	30,761,950	403,535,060
Class A	23,547,659	307,102,686	2,407,130	31,417,283	(12,433,132)	(162,023,620)	13,521,657	176,496,349
Class C	228,350	3,000,722	3,904	51,262	(24,458)	(323,033)	207,796	2,728,951
Total net increase (decrease)	85,386,177	1,118,912,067	5,252,553	68,840,307	(46,147,327)	(604,992,014)	44,491,403	582,760,360

a  The Small Cap Diversified Value Fund had a single shareholder, Stephens Investment Holdings LLC, which individually held 97.3% of the total shares outstanding as of June 30, 2015.

b  The Global Value Fund had a single shareholder, Davis Family Trust, which individually held 25.7% of the total shares outstanding as of June 30, 2015, and HW Atlas LLC, which individually held 41.0% of the total shares outstanding as of June 30, 2014.

*  Commenced operations on June 30, 2014.

**  For the period August 30, 2013 (commencement of operations) to June 30, 2014.

1  Net of redemption fees of $179,374 for Class I, $296,390 for Class A and $1,000 for Class C.

#  Includes an in-kind redemption which resulted in a realized gain of $6,824,859.

+  Includes an in-kind redemption which resulted in a realized gain of $23,556,811.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2015, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2014	Additions	Reductions	Share Balance At June 30, 2015	Dividend Income	Value At June 30, 2015
Cairn Energy PLC	11,084,600	19,324,000	—	30,408,600	$—	$80,989,964
Comstock Resources, Inc.	1,031,600	4,911,900	215,200	5,728,300	799,175	19,075,239
Ophir Energy PLC	—	49,018,000	—	49,018,000	—	87,289,379
PHH Corp.+	3,128,000	—	1,017,100	2,110,900	—	54,946,727
					$799,175

+ Issuer was not an affiliate as of June 30, 2015.

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2014	Additions	Reductions	Share Balance At June 30, 2015	Dividend Income	Value At June 30, 2015
Hudson Global, Inc.	2,266,700	—	—	2,266,700	$—	$5,190,743
Miller Industries, Inc.	805,800	128,700	85,700	848,800	551,023	16,933,560
Noranda Aluminum Holding Corp.	2,739,100	2,862,400	—	5,601,500	134,174	4,761,275
Real Industry, Inc.	—	2,518,508	—	2,518,508	—	28,585,066
Rush Enterprises, Inc.	715,600	1,172,700	307,200	1,581,100	—	41,440,631
					$685,197

Value Opportunities Fund

Issuer Name	Share Balance At July 1, 2014	Additions	Reductions	Share Balance At June 30, 2015	Dividend Income	Value At June 30, 2015
Thorntons PLC+	—	5,729,300	5,729,300	—	$—	$—
					$—

+ Issuer was not an affiliate as of June 30, 2015.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2015, the Capital Income Fund and High Yield Fund had outstanding bridge loan commitments of $510,000 and $42,790,000, respectively.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncement. In May 2015, the FASB issued Accounting Standards Update ("ASU") No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted. The Funds did not early adopt this guidance as of year-end and are evaluating the impact of the ASU on future reporting periods.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2015.

For the year ended June 30, 2015, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 58.82%, Large Cap Value Fund — 56.68%, Mid-Cap Value Fund — 71.21%, Small Cap Value Fund — 45.22%, Small Cap Diversified Value Fund — 87.18%, Global Value Fund — 15.65%, Value Opportunities Fund — 17.31%, Capital Income Fund — 28.58%, High Yield Fund — 4.54%.

For the year ended June 30, 2015, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 76.77%, Small Cap Value Fund — 56.87%, Small Cap Diversified Value Fund — 88.28%, Global Value Fund — 75.00%, Value Opportunities Fund — 36.40%, Capital Income Fund — 43.35%, High Yield Fund — 4.54%. Shareholders should consult their tax advisors.

For the year ended June 30, 2015, the Global Value Fund earned foreign source income of $90,296 and paid foreign taxes of $5,404, which it intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2015, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.02%, Mid-Cap Value Fund — 0.05%, Small Cap Value Fund — 0.02%, Small Cap Diversified Value Fund — 0.02%, Global Value Fund — 0.01%, Value Opportunities Fund — 8.15%, Capital Income Fund — 41.64%, High Yield Fund — 85.03%. For the year ended June 30, 2015, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 62.52%, Small Cap Value Fund — 92.12%, Small Cap Diversified Value Fund — 76.62%, Global Value Fund — 39.97%, Value Opportunities Fund — 56.43%, Capital Income Fund — 13.25%, High Yield Fund — 2.13%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

We have audited the accompanying statements of assets & liabilities, including the schedules of investments of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund, and High Yield Fund, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended (as to the Small Cap Diversified Value Fund, which is for the year from June 30, 2014 (commencement of operations) through June 30, 2015). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 2012 were audited by other auditors whose report, dated August 22, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2015 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2015, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (as to the Small Cap Diversified Value Fund, which is for the year from June 30, 2014 (commencement of operations) through June 30, 2015), in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California
August 20, 2015

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2015 – June 30, 2015).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,015.30	$4.75	$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	1,014.70	5.99	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	1,010.30	9.72	1,000.00	1,015.12	9.74	1.95
Large Cap Value Fund
Class I	1,000.00	1,008.90	4.93	1,000.00	1,019.89	4.96	0.99
Class A	1,000.00	1,007.80	6.17	1,000.00	1,018.65	6.21	1.24
Class C	1,000.00	1,004.20	9.89	1,000.00	1,014.93	9.94	1.99
Class R	1,000.00	1,006.30	7.41	1,000.00	1,017.41	7.45	1.49
Mid-Cap Value Fund
Class I	1,000.00	984.20	4.87	1,000.00	1,019.89	4.96	0.99
Class A	1,000.00	983.00	6.10	1,000.00	1,018.65	6.21	1.24
Class C	1,000.00	979.20	9.77	1,000.00	1,014.93	9.94	1.99
Class R	1,000.00	981.60	7.32	1,000.00	1,017.41	7.45	1.49
Small Cap Value Fund
Class I	1,000.00	1,017.80	5.70	1,000.00	1,019.14	5.71	1.14
Class A	1,000.00	1,016.40	6.95	1,000.00	1,017.90	6.95	1.39
Class C	1,000.00	1,012.70	10.68	1,000.00	1,014.18	10.69	2.14
Small Cap Diversified Value Fund
Class I	1,000.00	1,002.00	6.20	1,000.00	1,018.60	6.26	1.25
Class A	1,000.00	1,002.00	7.45	1,000.00	1,017.36	7.50	1.50
Global Value Fund
Class I	1,000.00	1,017.10	5.50	1,000.00	1,019.34	5.51	1.10
Class A	1,000.00	1,016.20	6.75	1,000.00	1,018.10	6.76	1.35
Value Opportunities Fund
Class I	1,000.00	1,050.10	4.98	1,000.00	1,019.93	4.91	0.98
Class A	1,000.00	1,048.60	6.25	1,000.00	1,018.70	6.16	1.23
Class C	1,000.00	1,045.00	10.04	1,000.00	1,014.98	9.89	1.98

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio
Capital Income Fund
Class I	$1,000.00	$1,007.20	$3.98	$1,000.00	$1,020.83	$4.01	0.80%
Class A	1,000.00	1,008.10	5.23	1,000.00	1,019.59	5.26	1.05
High Yield Fund
Class I	1,000.00	1,038.30	3.54	1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	1,036.20	4.80	1,000.00	1,020.08	4.76	0.95
Class C	1,000.00	1,033.20	8.57	1,000.00	1,016.36	8.50	1.70

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations in Approving Continuation of Investment Advisory Agreements (Unaudited)

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively, the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2015.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and longer-term performance of each Fund relative to peer groups and market indices, (iii) the costs of the services provided and the Advisor's profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of funds in its peer group and (vi) any benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process, including information on how the Advisor addresses portfolio volatility. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their request. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in April 2015 to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their independent legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Trustees and responded to their further questions. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Agreement is in the best interests of the applicable Fund.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees considered the portfolio managers' significant investments in the Funds. The Trustees reviewed the Trust's compliance program and the Advisor's commitment to a rigorous compliance effort and the resultant compliance by the Funds and the Advisor with legal requirements.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were of a high level and were very satisfactory.

Investment Performance of the Funds and the Advisor. The Trustees noted that they review data on the short-term and longer-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Trustees reviewed a report prepared by the Trust's administrator (the "Report") using information compiled from Morningstar, Inc., an independent provider of data to mutual fund boards, that compared the performance of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment style (each, a "Peer Group"), for periods ended December 31, 2014. The Peer Groups were selected by the Advisor based on its criteria to determine an appropriate group of competitor funds, and data regarding performance of the Peer Group funds also is provided at each quarterly Board meeting. The Trustees also considered performance information through March 2015 that was provided by the Advisor.

The Board considered the performance information for each Fund for applicable periods up to 10 years. The Board noted that all Funds outperformed their Peer Group median for the 1- and 3-year periods ended December 31, 2014, except for the Global Value Fund (with an inception date of December 31, 2012), which significantly outperformed its Peer Group median for the 1-year period, and the High Yield Fund, which underperformed its Peer Group median for the 1-year period and outperformed its Peer Group median for the 3-year period. The Board noted that every Fund with 5 years of performance also outperformed the median of its Peer Group — often significantly — for that period, and for those Funds with at least 10 years of performance, that the Mid Cap Value Fund, Small Cap Value Fund and Value Opportunities Fund each outperformed its Peer Group median for the 10-year period, while the Diversified Value Fund and the Large Cap Value Fund each underperformed its Peer Group median for the 10-year period. The Board also considered the Advisor's supplemental report for periods through March 31, 2015, but focused more on longer-term than short-term performance of the Funds versus their Peer Groups. In addition, the Board considered data from the Report and the Advisor's supplemental report comparing each Fund's performance to that of its benchmark index(es). The Trustees noted that all Funds underperformed their benchmark index(es) for the 1-year period ended March 31, 2015 covered in the Advisor's supplemental report on performance, including the Capital Income Fund, which underperformed its blended benchmark comprised of the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and the Standard & Poor's 500® Index, but that each Fund with 3 years of performance as of March 31, 2015 (i.e., all but the Global Value Fund) outperformed its benchmark index(es) for the 3-year period, including the Capital Income Fund, based on its blended benchmark, and that the Global Value Fund outperformed its benchmark index for the since-inception period ended March 31, 2015. The Independent Trustees reviewed with the Advisor the reasons for the historical variability in performance, congratulated the Advisor for the Funds' continued strong performance, and encouraged the Advisor to continue to adapt its risk assessment approach in an effort to appropriately consider the impact of volatility in Fund performance going forward.

Fees, Expenses and Profitability. The Trustees reviewed expense data compiled from Lipper Inc., another independent provider of mutual fund data, contained in the Report and information provided by the Advisor in the supplemental report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those of their respective Peer Groups. Since some Peer Group funds' advisory contracts include administration services, the Report included administration fees with advisory fees for comparability. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to three of the Funds (the Small Cap Value Fund, the Global Value Fund and the Value Opportunities Fund) are the same as or lower than the Advisor's current standard fee schedules for its separate account clients.

With respect to the advisory fee for each Fund, the Trustees noted that the Report showed that the Diversified Value, Large Cap Value and Mid-Cap Value Funds' net advisory fees (including administration fees) were higher than their Peer Group median, and that the Small Cap Value, Value Opportunities, Capital Income and High Yield Funds' net advisory fees (including administration fees) were lower than their Peer Group medians, and noted that administration fees are not paid to the Advisor but to an unaffiliated entity. The Board noted that the Global Value Fund's net advisory fees (including administration fees) were negative due to fee waivers. The Trustees noted that the Advisor had agreed to add breakpoints to the fee schedule for the Diversified Value, Large Cap Value and Mid-Cap Value Funds effective January 1, 2007, but that lower asset levels in recent years, including 2014, meant that the breakpoints did not have an impact on the advisory fees. They noted that the Advisor uses a research-intensive process where other firms, including those advising Peer Funds, might use investment processes that are less research-intensive. With respect to the expense ratios for the Funds, the Trustees noted that the Report showed that the Diversified Value, Large Cap Value, Mid-Cap Value and Global Value Funds' net expense ratios were higher than the median of their Peer Groups, that the Small Cap Value, Value Opportunities and High Yield Funds' net expense ratios were lower than the median of their Peer Groups, and that the Capital Income Fund's net expense ratio was the same as the median for its Peer Group. The Trustees noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses and fixed expenses. The Trustees considered that in 2014, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board noted that the Advisor has agreed to continue the expense caps through at least October 31, 2016, and that annualized expense ratios continue to be above the expense caps for the Diversified Value, Global Value, Capital Income and High Yield Funds. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors, and that currently the Mid-Cap Value and Small Cap Value Funds have limited availability for purchase. The Trustees noted that closing Funds was financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor over the past few years, and the increase in technology spending. The Trustees concluded that the Funds' shareholders share in the additional services, investment in talented employees and capital improvements provided by the Advisor without an increase in advisory fees. The Trustees also noted that the addition of breakpoints to the Diversified Value, Large Cap Value and Mid-Cap Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that, while the Advisor had not historically used the Funds' commissions to pay for research, other than for proprietary research from brokers that was "bundled" with the commission cost, beginning in May 2011, the Board granted to the Advisor the ability to use commission sharing arrangements that would permit the Advisor to pay for third-party research with the equity Funds' soft dollars. The Trustees considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor. The Trustees also noted that the commissions paid by the Funds are generally quite low and that the Advisor believes that the use of commission sharing arrangements to obtain research for the Funds does not affect best execution, and that the Funds bear no additional costs as a result of these arrangements.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

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Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee(a)	Since 2001

Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 — present); Co-Founder, Director and CEO, Pacific Coast Energy Company, LP and President, BreitBurn Energy Partners, L.P. (1988 — 2012); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present).

				Nine	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Robert L. Burch III (born 1934)	Trustee	Since 2001	Senior Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Nine	None
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Professor of Economics (1994 — present); Associate Chair Economics (2001 — 2012); Graduate Advisor Economics (2000 — 2012).	Nine	None
Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Nine	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Nine	Independent Trustee, Brandes Investment Trust (9 portfolios); Director, College Savings Bank.
John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007

Chairman, Gamma Holdings (international capital and consulting) (1968 — present); Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — 2013); U.S. Ambassador to Mexico (1981 — 1986).

				Nine	Independent Trustee: TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios); Causeway Capital Management Trust (5 portfolios) (2001 — 2013).
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Nine	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chairman of the Nominating and Governance Committee.

(b)  Chairman of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Nine	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Privacy Policy

The Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients' confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients' personal information.

We collect non-public personal information about you from the following sources in the normal course of business to serve you better:

•  Information we receive about you on applications, questionnaires or other forms;

•  Information you give us orally or on written or electronic correspondence;

•  Information about your transactions with us, financial intermediaries, or others;

•  Information received from your custodian, consultant, attorneys, or others; and

•  Information provided and captured on our website, including any information captured on our website through the use of "cookies".

We do not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client's authorization, except to your authorized representatives (including your consultant, attorney or accountant). We may disclose your personal information to financial intermediaries (such as broker-dealers and custodians) only as permitted by law and only as necessary for us to provide agreed services and products. We may also disclose your personal information to other service providers with whom we have business arrangements to help administrate our business. These service providers are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. In limited circumstances, we may disclose your personal information as required by law or in response to inquires from governmental authorities.

We limit access to your personal information, as much as possible, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard the privacy of your nonpublic personal information.

We apply this policy to current and former clients.

This page is not part of the annual report.

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Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0615-0815

JUNE 30, 2015

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$189,600	$168,000
Audit-Related Fees	$0	$0
Tax Fees	$64,370	$52,800
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.  The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Advisor (or any “control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of the pre-approval requirement were as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The registrant’s accountant did not provide any non-audit services to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser.  Therefore, the Committee was not required to consider whether the provision of non-audit services by the accountant would compromise the principal accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	$64,370	$52,800
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 27, 2015

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	August 27, 2015